Filed with the Securities and Exchange Commission on April 30, 2003



                                                                File No. 2-96461
                                                               File No. 811-4257


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                          Pre-Effective Amendment _____                      /_/
                         Post-Effective Amendment No. 35                     /X/
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 39                             /X/


                            Scudder Variable Series I
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------- ----------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------
                                  John Millette
                  Deutsche Investment Management Americas Inc.
                             Two International Place
                        Boston, Massachusetts 02110-4103
                        --------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):


/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a) (1)
/_/   75 days after filing pursuant to paragraph (a) (2)
/X/   On May 1, 2003 pursuant to paragraph (b)
/_/   On _________ pursuant to paragraph (a) (1)
/_/   On __________________ pursuant to paragraph (a) (2) of Rule 485

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
Scudder Variable Series I


o   Money Market Portfolio*

o   Bond Portfolio

o   Balanced Portfolio


o   Growth and Income Portfolio

o   Capital Growth Portfolio

o   21st Century Growth Portfolio

o   Global Discovery Portfolio

o   International Portfolio

o   Health Sciences Portfolio





Prospectus

May 1, 2003



Class A Shares



*  Money Market Portfolio does not offer separate classes of shares.



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.





As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents



How the Portfolios Work                     Your Investment in the Portfolios

   3  Money Market Portfolio                42  Buying and Selling Shares

   6  Bond Portfolio                        43  How the Portfolios Calculate
                                                Share Price
  11  Balanced Portfolio
                                            43  Distributions
  16  Growth and Income Portfolio
                                            43  Taxes
  20  Capital Growth Portfolio

  24  21st Century Growth Portfolio

  28  Global Discovery Portfolio

  32  International Portfolio

  36  Health Sciences Portfolio

  40  Other Policies and Risks

  41  The Investment Advisor




How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The portfolio pursues its goal by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to buy only securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities


The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor is short-term market interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

o the counterparty to a repurchase agreement or other transaction could default on its obligations

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    2.54        3.72       5.65       5.09        5.25       5.29       4.99        6.21       3.88       1.49

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.35%, Q4 2002

2003 Total Return as of March 31: 0.26%

Average Annual Total Returns (%) as of 12/31/2002

                 1 Year                  5 Years                     10 Years
--------------------------------------------------------------------------------
                  1.49                     4.36                         4.40
--------------------------------------------------------------------------------


Seven-day yield as of December 31, 2002: 1.21%

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.43
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

            1 Year                3 Years                5 Years       10 Years
--------------------------------------------------------------------------------
             $44                    $138                   $241          $542
--------------------------------------------------------------------------------


The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.


Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned or lost, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

--------------------------------------------------------------------------------
Years Ended December 31,          2002       2001      2000     1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
period
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income             .015      .038     .060      .049     .052
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.015)    (.038)   (.060)    (.049)   (.052)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                    1.49      3.88     6.21      4.99     5.29
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            101       139      121       179      148
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .43      .46^a      .46       .43      .44
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .43      .45^a      .46       .43      .44
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)  1.49      3.77     6.00      4.90     5.17
--------------------------------------------------------------------------------

^a The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

Bond Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

This portfolio normally invests at least 65% of total assets in bonds of the top three grades of credit quality. The portfolio could put up to 20% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade
B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The portfolio can buy many types of income-producing securities, including corporate bonds (historically the backbone of the portfolio), US government and agency bonds and mortgage- and asset-backed securities. Generally, most are from US issuers, but bonds of foreign issuers are also permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

The portfolio managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times while still maintaining variety in terms of the companies and industries represented. In making buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market.

In choosing individual bonds, the managers use independent analysis of issuers' creditworthiness to look for bonds that, for example, show improving credit. Although the managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between four and six years.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use these and other types of derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.


Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   12.38       -4.79      18.17       2.82        9.10       6.57       -0.95      10.56       5.75       7.66

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 5.70%, Q2 1995                    Worst Quarter -3.89%, Q1 1994
2003 Total Return as of March 31: 1.43%

Average Annual Total Returns (%) as of 12/31/2002

                                     1 Year              5 Years       10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                   7.66                5.85          6.54

Index                                 10.25                7.55          7.51
--------------------------------------------------------------------------------

Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.07
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.55
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                       1 Year          3 Years         5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares          $56             $176             $307         $689
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

David Baldt                              Daniel R. Taylor                              Brett Diment
CFA, Managing Director of Deutsche       CFA, Managing Director of Deutsche            Managing Director of Deutsche Asset
Asset Management and Co-Manager of       Asset Management and Co-Manager of the        Management and Consultant to the
the portfolio.                           portfolio.                                    portfolio.
  o Joined Deutsche Asset Management       o Joined Deutsche Asset Management            o Joined Deutsche Asset Management
    in 1989 and the portfolio in 2002.       in 1998 and the portfolio in 2002.            in 1991 and the portfolio in 2002.
  o Began investment career in 1971.       o Prior to that, fixed income portfolio       o Over 13 years of investment industry
                                             manager, asset-backed securities              experience.
J. Christopher Gagnier                       analyst and senior credit analyst,          o Head of Emerging Debt: London.
Managing Director of Deutsche Asset          CoreStates Investment Advisors,             o Began investment career in 1991.
Management and Co-Manager of                 from 1992 to 1998.
the portfolio.                                                                         Timothy C. Vile
  o Joined Deutsche Asset Management     Thomas Flaherty                               CFA, Managing Director of Deutsche
    in 1997 and the portfolio in 2002.   Managing Director of Deutsche Asset           Asset Management and Co-Manager to the
  o Prior to that, portfolio manager,    Management and Co-Manager of the              portfolio.
    Paine Webber (1984-1997).            portfolio.                                      o Joined Deutsche Asset Management
  o Began investment career in 1979.       o Joined Deutsche Asset Management              in 1991 with 6 years that included
  o MBA, University of Chicago.              in 1995 and the portfolio in 2002.            portfolio manager for fixed income
                                           o Began investment career in 1984.              portfolios at Equitable Capita
Gary W. Bartlett                                                                           Management.
CFA, Managing Director of Deutsche       Andrew P. Cestone                               o Portfolio manager for Core Fixed
Asset Management and Co-Manager of the   Managing Director of Deutsche Asset               Income and Global Aggregate Fixed Income.
portfolio.                               Management and Co-Manager of the                o Joined the portfolio in 2002.
  o Joined Deutsche Asset Management     portfolio.
    in 1992 and the portfolio in 2002.     o Joined Deutsche Asset Management
  o Began investment career in 1982.         in 1998 and the portfolio in 2002.
  o MBA, Drexel University.                o Prior to that, Investment Analyst,
                                             Phoenix Investment Partners, from
Warren S. Davis                              1997 to 1998.
Managing Director of Deutsche Asset        o Prior to that, Credit Officer, asset
Management and Co-Manager of                 based lending group, Fleet Bank,
the portfolio.                               from 1995 to 1997.
  o Joined Deutsche Asset Management
    in 1995 and the portfolio in 2002.
  o Began investment career in 1985.
  o MBA, Drexel University.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Bond Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,          2002       2001^d    2000     1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 6.89    $ 6.78   $ 6.49    $ 6.88   $ 6.87
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^a            .34       .38      .42       .42      .43
--------------------------------------------------------------------------------
  Net realized and unrealized        .17      .00^b      .23     (.48)      .01
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations   .51       .38      .65     (.06)      .44
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.42)     (.27)    (.36)     (.22)    (.40)
--------------------------------------------------------------------------------
  Net realized gains on               --        --       --     (.11)    (.03)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.42)     (.27)    (.36)     (.33)    (.43)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 6.98    $ 6.89   $ 6.78    $ 6.49   $ 6.88
--------------------------------------------------------------------------------
Total Return (%)                    7.66      5.75    10.56     (.95)     6.57
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            165       182      102        94      106
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .55      .58^c      .58       .57      .57
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .55      .57^c      .58       .57      .57
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income      5.03      5.47     6.55      6.38     6.34
 (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         262^e      169^e      288        86      115
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .57% and .57%, respectively.

^d As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets from 5.74% to 5.47%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^e The portfolio turnover rate including mortgage dollar roll transactions was 276% and 193% for the years ended December 31, 2002 and December 31, 2001, respectively.

Balanced Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in investment grade bonds and other fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In choosing stocks, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers follow a disciplined buy and sell strategy in which proprietary research gathered from meetings with senior management teams, government experts and industry leaders plays an important role.

In choosing individual bonds, the managers review each bond's fundamentals, consider how they are structured and use independent analysis of an issuer's creditworthiness. The portfolio can buy many types of bonds of any maturity, including mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented.

Other Investments

The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio could put up to 10% of total assets -- though no more than 20% of its bond assets -- in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default. Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and might choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses


This portfolio may make sense for investors interested in stock and bond investments in a single portfolio.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

    7.45       -2.05      26.67       11.89      24.21      23.19       15.32      -2.02      -6.06      -15.07

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 15.51%, Q4 1998                   Worst Quarter: -9.71%, Q2 2002

2003 Total Return as of March 31: 0.10%

Average Annual Total Returns (%) as of 12/31/2002

                                    1 Year          5 Years        10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A                -15.07             2.12         7.48

Index 1                             -22.10            -0.59         9.34

Index 2                             -27.88            -3.84         6.70

Index 3                              10.25             7.55         7.51
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Index 3: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.08
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.56
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                           1 Year        3 Years          5 Years     10 Years
--------------------------------------------------------------------------------
Class A Shares              $57            $179             $313        $701
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave                         Gary W. Bartlett                             Andrew P. Cestone
CFA, Managing Director of Deutsche Asset    CFA, Managing Director of Deutsche           Managing Director of Deutsche Asset
Management and Co-Manager of the            Asset Management and Co-Manager of           Management and Co-Manager of the
portfolio.                                  the portfolio.                               portfolio.
  o Joined Deutsche Asset Management and      o Joined Deutsche Asset Management           o Joined Deutsche Asset Management
    the portfolio in 2002.                      in 1992 and the portfolio in 2002.           in 1998 and the portfolio in 2002.
  o Head of Large Cap Growth Portfolio        o Began investment career in 1982.           o Prior to that, Investment Analyst,
    Selection Team.                           o MBA, Drexel University.                      Phoenix Investment Partners, from
  o Previous experience includes 18                                                          1997 to 1998.
    years' investment industry experience   Daniel R. Taylor                               o Prior to that, Credit Officer,
    at Mason Street Advisors, most          CFA, Managing Director of Deutsche               asset based lending group, Fleet
    recently serving as Managing Director   Asset Management and Co-Manager of               Bank, from 1995 to 1997.
    and team leader for the large cap       the portfolio.
    investment team.                          o Joined Deutsche Asset Management         Brett Diment
  o MBA, University of Wisconsin --             in 1998 and the portfolio in 2002.       Managing Director of Deutsche Asset
    Madison.                                  o Prior to that, fixed income              Management and Consultant to the
                                                portfolio manager, asset-backed          portfolio.
Jack A. Zehner                                  securities analyst and senior              o Joined Deutsche Asset Management
Director of Deutsche Asset Management           credit analyst, CoreStates                   in 1991 and the portfolio in 2002.
and Co-Manager of the portfolio.                Investment Advisors, from 1992 to          o Over 13 years of investment
  o Joined Deutsche Asset Management and        1998.                                        industry experience.
    the portfolio in 2002.                                                                 o Head of Emerging Debt: London.
  o Previous experience includes eight      Thomas Flaherty                                o Began investment career in 1991.
    years' investment industry experience   Managing Director of Deutsche Asset
    at Mason Street Advisors where he       Management and Co-Manager of the             Timothy C. Vile
    served most recently as Director --     portfolio.                                   CFA, Managing Director of Deutsche
    Common Stock.                             o Joined Deutsche Asset Management         Asset Management and Co-Manager to
  o MBA, Marquette University.                  in 1995 and the portfolio in 2002.       the portfolio.
                                              o Began investment career in 1984.           o Joined Deutsche Asset Management
Thomas J. Schmid                                                                             in 1991 with 6 years that included
CFA, Director of Deutsche Asset             Janet Campagna                                   portfolio manager for fixed income
Management and Co-Manager of                Managing Director of Deutsche Asset              portfolios at Equitable Capital
the portfolio.                              Management and Co-Manager of                     Management.
  o Joined Deutsche Asset Management and    the portfolio.                                 o Portfolio manager for Core Fixed
    the portfolio in 2002.                    o Joined Deutsche Asset Management             Income and Global Aggregate Fixed
  o Previous experience includes 15             in 1999 and the portfolio in 2002.           Income.
    years' investment industry                o Head of global and tactical asset          o Joined the portfolio in 2002.
    experience, most recently as Director       allocation.
    -- Common Stock at Mason Street           o Investment strategist and manager of
    Advisors.                                   the asset allocation strategies group
  o MBA, University of Chicago.                 for Barclays Global Investors from
                                                1994 to 1999.
  J. Christopher Gagnier                      o Over 15 years of investment industry
  Managing Director of Deutsche Asset           experience.
  Management and Co-Manager of                o Master's degree in Social Science from
  the portfolio.                                California Institute of Technology.
    o Joined Deutsche Asset Management        o Ph.D, Political Science from University
      in 1997 and the portfolio in 2002.        of California at Irvine.
    o Prior to that, portfolio manager,
      Paine Webber (1984-1997).
    o Began investment career in 1979.
    o MBA, University of Chicago.

  Warren S. Davis
  Managing Director of Deutsche Asset
  Management and Co-Manager of
  the portfolio.
    o Joined Deutsche Asset Management
      in 1995 and the portfolio in 2002.
    o Began investment career in 1985.
    o MBA, Drexel University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Balanced Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,          2002       2001^a    2000     1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $11.76    $13.39   $16.11    $15.21   $13.30
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^b            .23       .30      .34       .35      .37
--------------------------------------------------------------------------------
  Net realized and unrealized     (1.97)    (1.07)    (.62)      1.85     2.56
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations (1.74)     (.77)    (.28)      2.20     2.93
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.30)     (.34)    (.28)     (.18)    (.36)
--------------------------------------------------------------------------------
  Net realized gains on               --     (.52)   (2.16)    (1.12)    (.66)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.30)     (.86)   (2.44)    (1.30)   (1.02)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 9.72    $11.76   $13.39    $16.11   $15.21
--------------------------------------------------------------------------------
Total Return (%)                  (15.07)   (6.06)   (2.02)     15.32    23.19
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            130       173      190       199      162
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .56      .57^c      .54       .55      .56
reductions (%)
--------------------------------------------------------------------------------
Ratio of expense after expense       .56      .56^c      .54       .55      .56
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (%)  2.19      2.46     2.41      2.36     2.71
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         141^d      100^d      127        98       74
--------------------------------------------------------------------------------

^a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 2.56% to 2.46%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^b   Based on average shares outstanding during the period.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.

^d The Portfolio turnover rate including mortgage dollar roll transactions was 146% and 104% for the years ended December 31, 2002 and December 31, 2001, respectively.

Growth and Income Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the portfolio managers consider yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of US companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented. The portfolio normally will, but is not obligated to, sell a stock if its yield or growth prospects are expected to be below the benchmark average.

The managers may also sell a stock when the managers believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting its emphasis on or within a given industry.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    derivatives could produce disproportionate losses

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                          31.74       22.17      30.47       7.18       5.80       -2.10      -11.30     -23.13

-------------------------------------------------------------------------------------------------------------------
                           1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 15.86%, Q2 1997                   Worst Quarter: -16.73%, Q3 2002
2003 Total Return as of March 31: -1.77%


Average Annual Total Returns (%) as of 12/31/2002

                                  1 Year          5 Year      Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A              -23.13          -5.42         6.08

Index                             -22.10          -0.59         9.96
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*   Inception: May 2, 1994. Index comparison begins April 30, 1994.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.09
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.57
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                         1 Year       3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class A Shares            $58           $183           $318            $714
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                          Gregory Adams                              Andrew Brudenell
CFA, Managing Director of Deutsche Asset  CFA, Senior Vice President of Deutsche     CFA, Vice President of Deutsche Asset
Management and Lead Manager of the        Asset Management and Portfolio Manager     Management and Portfolio Manager of the
portfolio.                                of the portfolio.                          portfolio.
  o Joined Deutsche Asset Management in      o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in
    1991 and the portfolio in 1994.            1999 and the portfolio in 1999.           1997 and the portfolio in 2003.
  o Over 20 years of investment industry     o Over 15 years of investment             o Portfolio Manager for US Large Cap
    experience.                                industry experience.                      Core Equity: New York.
                                             o Previously managed Chase Vista          o MS, London School of Economics.
                                               Growth & Income Fund, Chase Vista
                                               Large Cap Equity Fund, Chase Vista
                                               Balanced Fund and other equity
                                               portfolios for Chase Asset
                                               Management.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,          2002       2001      2000     1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.90    $10.38   $10.96    $11.25   $11.48
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^a            .07       .09      .11       .22      .27
--------------------------------------------------------------------------------
  Net realized and unrealized     (2.12)    (1.23)    (.33)       .46      .54
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  (2.05)    (1.14)    (.22)       .68      .81
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.08)     (.12)    (.15)     (.13)    (.25)
--------------------------------------------------------------------------------
  Net realized gains on               --     (.22)    (.21)     (.84)    (.79)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.08)     (.34)    (.36)     (.97)   (1.04)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 6.77    $ 8.90   $10.38    $10.96   $11.25
--------------------------------------------------------------------------------
Total Return (%)                  (23.13)   (11.30)  (2.10)      5.80     7.18
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            135       185      185       200      184
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .57      .57%^b      .56       .55      .56
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .57      .56^b      .56       .55      .56
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .92       .94     1.06      2.01     2.41
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           66        67       65        65       39
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56% for Class A.

Capital Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of December 31, 2002, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.7 billion and $2.9 billion, respectively). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these Indices.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth relative to other companies, are industry leaders, or have the potential to become industry leaders, have strong product position and effective company management. The managers also analyze many other factors including earnings stability, financial position and stock valuation.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or as industry exposures are adjusted.

Other Investments

The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    derivatives could produce disproportionate losses

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   20.88       -9.67      28.65       20.13      35.76      23.23       35.23      -9.90      -19.36     -29.18

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                   Worst Quarter: -19.94%, Q3 2001

2003 Total Return as of March 31: -0.69%

Average Annual Total Returns (%) as of 12/31/2002

                                  1 Year            5 Years          10 Years
--------------------------------------------------------------------------------
Portfolio -- Class A              -29.18              -3.03              6.98

Index 1                           -22.10              -0.59              9.34

Index 2                           -27.88              -3.84              6.70
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.04
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.51
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                                1 Year       3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares                   $52          $164          $285          $640
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave
CFA, Managing Director of Deutsche Asset  Jack A. Zehner                               Thomas J. Schmid
Management and Portfolio Manager of       Director of Deutsche Asset Management        CFA, Director of Deutsche Asset
the portfolio.                            and Portfolio Manager of the portfolio.      Management and Portfolio Manager of
  o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management and     the portfolio.
    the portfolio in 2002.                    the portfolio in 2002.                     o Joined Deutsche Asset Management and
  o Head of Large Cap Growth Portfolio      o Previous experience includes eight           the portfolio in 2002.
    Selection Team.                           years' investment industry                 o Previous experience includes
  o Previous experience includes 18           experience at Mason Street Advisors          15 years' investment industry
    years' investment industry experience     where he served most recently as             experience, most recently as
    at Mason Street Advisors, most            Director -- Common Stock.                    Director -- Common Stock at Mason
    recently serving as Managing Director   o MBA, Marquette University.                   Street Advisors.
    and team leader for the large cap                                                    o MBA, University of Chicago.
    investment team.
  o MBA, University of Wisconsin --
    Madison.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,          2002       2001      2000     1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $16.36    $23.07   $29.13    $23.95   $20.63
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^a            .05       .05      .08       .10      .16
--------------------------------------------------------------------------------
  Net realized and unrealized      (4.82)    (4.21)   (2.63)      7.64     4.46
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations (4.77)    (4.16)   (2.55)      7.74     4.62
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.05)     (.08)    (.07)     (.07)    (.17)
--------------------------------------------------------------------------------
  Net realized gains on               --    (2.47)   (3.44)    (2.49)   (1.13)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.05)    (2.55)   (3.51)    (2.56)   (1.30)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.54    $16.36   $23.07    $29.13   $23.95
--------------------------------------------------------------------------------
Total Return (%)                  (29.18)   (19.36)  (9.90)     35.23    23.23
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            558       866    1,126     1,254      901
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense     .51      .52^b      .49       .49      .50
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense      .51      .50^b      .49       .49      .50
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .38       .27      .30       .43      .75
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           25        33       55        66       55
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .50% and .50% for Class A.

21st Century Growth Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for small companies, such as those in the Russell 2000 Growth Index, that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Other Investments

Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other factors

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    at times, market conditions might make it hard to value some investments

o    derivatives could produce disproportionate losses

This portfolio may make sense for long-term investors who can accept the risks of small-company investing and who are interested in a portfolio that seeks out tomorrow's leaders.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                           -22.39     -23.28     -41.25

---------------------------------------------------------------------------
                                            2000       2001       2002
---------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 18.44%, Q4 2001                   Worst Quarter: -27.45%, Q3 2001

2003 Total Return as of March 31: -4.64%

Average Annual Total Returns (%) as of 12/31/2002


                                             1 Year             Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A                         -41.25                 -12.31

Index                                        -30.26                 -10.84
--------------------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged capitalization-weighted measure of 2000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

*   Inception: May 3, 1999. Index comparison begins April 30, 1999.

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.88%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses*                                                        0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.11
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder 21st Century Growth Portfolio to 1.50%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                       1 Year       3 Years         5 Years             10 Years
--------------------------------------------------------------------------------
Class A Shares          $351         $113            $609                $1,346
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                                 Samuel A. Dedio                               Doris R. Klug
CFA, Managing Director of Deutsche Asset          Director of Deutsche Asset Management         CFA, Director of Deutsche Asset
Management and Portfolio Manager of               and Portfolio Manager of the portfolio.       Management and Portfolio Manager
the portfolio.                                      o Joined Deutsche Asset Management in       of the portfolio.
  o Joined Deutsche Asset Management in               1999 after eight years of experience as   o Joined Deutsche Asset Management
    1986 and the portfolio in 2002.                   analyst at Ernst & Young, LLP, Evergreen    in 2000 and the portfolio
  o Portfolio manager with a primary focus            Asset Management and Standard &             in 2002.
    on the credit sensitive, communications           Poor's Corp.                              o Portfolio manager with a primary
    services, energy, process industries and        o Portfolio manager for US small- and mid-    focus on the consumer and capital
    transportation sectors.                           cap equity and senior small cap             goods sectors.
  o Over 30 years of investment industry              analyst for technology.                   o Vice President of Mutual of
    experience.                                     o MS, American University, Kogod School       America from 1993-2000.
  o BBA, Pace University Lubin School of              of Business.                              o Over 21 years of financial
    Business.                                       o Joined the portfolio in 2002                industry experience.
                                                                                                o MBA, Stern School of Business,
                                                                                                  New York University.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

21st Century Growth Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,                    2002       2001      2000     1999^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period       $ 6.23    $ 8.12   $10.55    $6.00^b
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c            (.04)     (.04)    (.11)     (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)  (2.53)    (1.85)   (2.20)      4.59
  on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations         (2.57)    (1.89)   (2.31)      4.55
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                               --        --    (.12)        --
--------------------------------------------------------------------------------
Net asset value, end of period             $ 3.66    $ 6.23   $ 8.12    $10.55
--------------------------------------------------------------------------------
Total Return (%)                        (41.25)   (23.28)^d (22.39)^d  75.83^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)         34        45       26        15
--------------------------------------------------------------------------------
Ratio of expenses before expense             1.11     1.17^e     1.35     2.90*
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense              1.11     1.15^e     1.29     1.50*
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (.88)     (.64)   (1.06)    (.95)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                    72       103      109        61
--------------------------------------------------------------------------------

^a   For the period May 3, 1999 (commencement of operations) to December 31,
     1999.

^b   Original capital.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.16% and 1.15% for Class A.

*    Annualized

**   Not annualized

Global Discovery Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries within developed economies (including the US). As of December 31, 2002, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The manager generally intends to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, he may increase or reduce the portfolio's exposure to a given area.

The manager will normally sell a stock when he believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which a portion, up to 5% of net assets, may be junk bonds, i.e., grade BB/Ba and below). Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and might choose not to use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments o growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds

o    derivatives could produce disproportionate losses

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                12.38      16.44       65.88      -5.29      -24.59     -19.89

--------------------------------------------------------------------------------
                 1997       1998       1999        2000       2001       2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999                   Worst Quarter: -21.29%, Q3 2001

2003 Total Return as of March 31: -3.44%


Average Annual Total Returns (%) as of 12/31/2002

                             1 Year             5 Years         Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A         -19.89                2.02                 4.14

Index                        -12.50                0.65                 2.00
--------------------------------------------------------------------------------

Index: Citigroup World Equity Extended Market Index, formerly the Salomon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

*   Inception: May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1998 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses*                                                        0.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.19
--------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Global Discovery Portfolio to 1.25%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                             1 Year         3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
Class A Shares                $121           $378          $654         $1,443
--------------------------------------------------------------------------------

The Portfolio Manager

The following individual handles the day-to-day management of the portfolio:

Joseph Axtell
CFA, Director of Deutsche Asset Management and
Portfolio Manager of the portfolio.
  o Joined Deutsche Asset Management in 2001.
  o Senior analyst at Merrill Lynch Investment
    Managers for the international equity portion of a global balanced portfolio (1996-2001).
  o Director, International Research at
    PCM  International (1989-1996).
  o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
  o Analyst at Prudential-Bache Capital Funding in
    London (1987-1988).
  o Equity analyst in the healthcare sector at Prudential Equity Management
    Associates (1985-1987).
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,         2002       2001      2000     1999       1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of   $ 8.70     $11.76    $13.18    $ 8.04   $ 7.08
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a   (.00)*    (.00)*     (.03)     (.06)    (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized   (1.73)     (2.87)     (.62)      5.30     1.18
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment         (1.73)     (2.87)     (.65)      5.24     1.15
  operations
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            --         --     (.11)        --    (.12)
--------------------------------------------------------------------------------
  Net realized gains on             --      (.19)     (.66)     (.10)    (.07)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions               --      (.19)     (.77)     (.10)    (.19)
--------------------------------------------------------------------------------
Net asset value, end of period  $ 6.97     $ 8.70    $11.76    $13.18   $ 8.04
--------------------------------------------------------------------------------
Total Return (%)                (19.89)    (24.59)   (5.29)     65.88   16.44^b
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period          121        150       159        71       25
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before          1.19      1.23^c      1.28      1.63     1.79
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense   1.19      1.22^c      1.28      1.63     1.72
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income   (.03)       .00^d     (.25)     (.66)    (.40)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)         47         56        66        70       54
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total returns would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.22% and 1.22% for Class A.

^d   Less than .005%

*    Less than $.005 per share

International Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio typically will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries, while looking for those that may benefit from changes in the overal business environment.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated or other investments offer better opportunities.

Other Investments

While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and US government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the US. In such a case, the portfolio would not be pursuing its investment objective.


The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.


Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o    at times, market conditions might make it hard to value some investments

o    derivatives could produce disproportionate losses

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

   37.82       -0.85      11.11       14.78       9.07      18.49       54.51      -21.70     -30.86     -18.37

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                   Worst Quarter: -18.80%, Q3 2002

2003 Total Return as of March 31: -8.90%

Average Annual Total Returns (%) as of 12/31/2002

                              1 Year                   5 Years        10 Years
-------------------------------------------------------------------------------
Portfolio -- Class A           -18.37                  -4.15            4.40

Index                          -15.80                  -2.72            4.16
-------------------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                             Class A
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.87%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses                                                         0.16
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        1.03
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                        1 Year       3 Years        5 Years           10 Years
--------------------------------------------------------------------------------
Class A Shares           $105         $328            $569             $1,259
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Alex Tedder                               Clare Gray                              Marc Slendebroek
Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset
Management and Lead Manager of            Management and Co-Manager of the        Management and Co-Manager of the
the portfolio.                            portfolio.                              portfolio.
  o Joined Deutsche Asset Management in    o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
    1994 after four years of experience      in 1993 and the portfolio in 2002.      in 1994 and the portfolio in 1999.
    managing European equities as well     o Portfolio manager with primary        o Over 13 years of investment
    as responsibility for insurance          focus on European markets and           industry experience.
    sector at Schroder Investment            senior analyst covering global        o MA, University of Leiden
    Management.                              telecommunications and pulp and         (Netherlands).
  o Head of International Select Equity      paper.
    strategy; portfolio manager and        o 10 years of investment industry
    analyst for Core EAFE                    experience.
    strategy: London.
  o MA, Freiburg University.
  o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PriecewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,           2002       2001      2000     1999       1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $ 8.05    $14.26   $20.34    $14.56   $14.11
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income^a             .05       .06      .08      .12^b     .13
--------------------------------------------------------------------------------
  Net realized and unrealized     (1.52)    (3.97)   (4.24)      7.17     2.29
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations  (1.47)    (3.91)   (4.16)      7.29     2.42
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.06)     (.05)    (.09)     (.02)    (.26)
--------------------------------------------------------------------------------
  Net realized gains on               --    (2.25)   (1.83)    (1.49)   (1.71)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.06)    (2.30)   (1.92)    (1.51)   (1.97)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 6.52    $ 8.05   $14.26    $20.34   $14.56
--------------------------------------------------------------------------------
Total Return (%)                  (18.37)   (30.86)  (21.70)    54.51    18.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period            412       513      720       874      509
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before expense    1.03     1.01^c      .96      1.03     1.04
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense     1.03     1.00^c      .96      1.03     1.04
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income       .73       .64      .48       .76      .90
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)          123       105       79        86       71
--------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00% for Class A.

Health Sciences Portfolio

The Portfolio's Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

Other Investments

While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency and instrumentality debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), although they don't intend to use them as principal investments and may not use them at all.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    at times, market conditions might make it hard to value some investments

o    derivatives could produce disproportionate losses

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:
                                                                 -23.10

--------------------------------------------------------------------------------
                                                                  2002
--------------------------------------------------------------------------------

For the periods included in the bar chart:

Best Quarter: 1.61%, Q4 2002                    Worst Quarter: -15.62%, Q2 2002

2003 Total Return as of March 31: 3.66%

Average Annual Total Returns (%) as of 12/31/2002

                                         1 Year                 Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class A                      -23.10                      -11.29

Index 1                                  -22.10                      -17.71

Index 2                                  -21.23                      -12.06
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index, a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*   Inception: May 1, 2001. Index comparisons begin April 30, 2001.

In the bar chart and table, total returns for 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                                                    Class A
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year  (as a % of amount redeemed, if applicable)        1.00%
------------------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
------------------------------------------------------------------------------------------------------------------------------------
Management Fee                                                                                                0.75
------------------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                                                              0.00
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses*                                                                                               0.16
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                                                               0.91
------------------------------------------------------------------------------------------------------------------------------------

* Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of Scudder Health Sciences Portfolio to 0.95%.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

                          1 Year       3 Years          5 Years        10 Years
--------------------------------------------------------------------------------
Class A Shares             $93           $290            $504           $1,120
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

James Fenger                                               Thomas Bucher
Managing Director of Deutsche Asset Management and         CFA, Director of Deutsche Asset
Co-Manager of the portfolio.                               Management and Consultant to
  o Joined Deutsche Asset Management in                    the portfolio.
    1983 and the portfolio in 2001.                          o Joined Deutsche Asset Management in
  o Over 19 years of investment industry                       1995, previously serving as analyst
    experience.                                                for European Chemical, Oil, Steel
  o MBA, University of Wisconsin.                              and Engineering sectors and
                                                               analyst/portfolio manager for
Leefin Lai                                                     Eastern European equity, after 1 year of
CFA, CPA, Director of Deutsche Asset Management and            experience as a trainee for Deutsche Bank.
Co-Manager of the portfolio.                                 o Head of global equity research team for
  o Joined Deutsche Asset Management                           health care sector and portfolio
    in 2001 and the portfolio in 2001.                         manager for European Equity: Frankfurt.
  o Over 10 years of investment industry                     o MA, University of Tuegingen, Germany.
    experience.                                              o Joined the portfolio in 2002.
  o MBA, University of Illinois.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, by whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Health Sciences Portfolio -- Class A

--------------------------------------------------------------------------------
Years Ended December 31,                                    2002       2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.65      $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                            (.03)       (.02)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment    (2.43)         .67
  transactions
--------------------------------------------------------------------------------
  Total from investment operations                         (2.46)         .65
--------------------------------------------------------------------------------
Net asset value, end of period                             $ 8.19      $10.65
--------------------------------------------------------------------------------
Total Return (%)                                           (23.10)     6.50^c**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                         69          56
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .91       1.40*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .91        .95*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   (.38)      (.25)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    53         34*
--------------------------------------------------------------------------------

^a   For the period May 1, 2001 (commencement of operations) to December 31,
     2001.

^b   Based on average shares outstanding during the period.

^c   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change any portfolio's investment objective without seeking shareholder approval. For Bond Portfolio and Health Sciences Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to either portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) may invest, without limit, in relatively stable investments, such as money market securities. In such a case, a portfolio would not be pursuing, and may not achieve, its investment objective.

o The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

The Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                              Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                         0.37%

Bond Portfolio                                                 0.48

Balanced Portfolio                                             0.48

Growth and Income Portfolio                                    0.48

Capital Growth Portfolio                                       0.47

21st Century Growth Portfolio*                                 0.88

Global Discovery Portfolio**                                   0.98

International Portfolio                                        0.87

Health Sciences Portfolio***                                   0.75
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of 21st Century Growth Portfolio to 1.50% of average daily net assets until April 30, 2004.

** The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class A of Global Discovery Portfolio to 1.25% of average daily net assets until April 30, 2004.

*** The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class A of Health Sciences Portfolio to 0.95% of average daily net assets until April 30, 2004.

Subadvisor for International Portfolio

On June 11, 2002, the Portfolio's Board approved a subadvisory agreement between DeIM and Deutsche Asset Management Services Ltd. ("DeAMIS"). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the International Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the Portfolio.

--------------------------------------------------------------------------------
Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares

Each portfolio, except Money Market Portfolio, offers two classes of shares. Class A shares are offered at net asset value and are not subject to 12b-1 fees. There is a 1% fee payable to Health Sciences Portfolio for exchanges or redemptions of shares held for less than one year.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share is normally $1.00, calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract and policy holders in such portfolio.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.

How the Portfolios Calculate Share Price

The share price at which you purchase each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for each portfolio (except Health Sciences Portfolio) is the portfolio's NAV. The price at which you sell shares of Health Sciences Portfolio is also the portfolio's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year.

Except with Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or a pricing service information is not readily available or when a security's value is believed to have been materially been affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market of which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions

Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102
Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov



                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Variable Series I


o    Money Market Portfolio*

o    Bond Portfolio

o    Balanced Portfolio

o    Growth and Income Portfolio

o    Capital Growth Portfolio

o    21st Century Growth Portfolio

o    Global Discovery Portfolio

o    International Portfolio

o    Health Sciences Portfolio






Prospectus

May 1, 2003



Class B Shares








* Money Market Portfolio does not offer separate classes of shares.



This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.







As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

How the Portfolios Work                        Your Investment in the Portfolios
  3   Money Market Portfolio                    41   Buying and Selling Shares

  7   Bond Portfolio                            42   How the Portfolios Calculate Share Price

 11   Balanced Portfolio                        42   Distributions

 15   Growth and Income Portfolio               42   Taxes

 19   Capital Growth Portfolio                  43   Marketing and Distribution Fees

 23   21st Century Growth Portfolio

 27   Global Discovery Portfolio

 31   International Portfolio

 35   Health Sciences Portfolio

 39   Other Policies and Risks

 40   The Investment Advisor



How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The portfolio pursues its goal by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US and foreign), corporations and municipalities. However, everything the portfolio buys must meet the rules for money market fund investments (see Money Fund Rules below). In addition, the portfolio currently intends to buy only securities that are in the top credit grade for short-term securities.

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities and strategies. Some of the rules:

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o all securities must be in the top two credit grades for short-term debt securities

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market funds, the most important factor is short-term market interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates fall, the portfolio's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second risk factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes certain sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable US securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

o the counterparty to a repurchase agreement or other transaction could default on its obligations

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.


The bar chart shows how the average annual returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    2.54        3.72       5.65       5.09        5.25       5.29       4.99        6.21       3.88       1.49

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000                    Worst Quarter: 0.35%, Q4 2002

2003 Total Return as of March 31: 0.26%


Average Annual Total Returns (%) as of 12/31/2002

           1 Year                     5 Years                    10 Years
--------------------------------------------------------------------------------
            1.49                         4.36                       4.40
--------------------------------------------------------------------------------

Seven-day yield as of December 31, 2002: 1.21%

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                        0.37%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                       0.00
--------------------------------------------------------------------------------
Other Expenses*                                                        0.06
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.43
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year        3 Years        5 Years        10 Years
------------------------------------------------------------------------------
                         $44           $138           $241           $542
------------------------------------------------------------------------------



Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Money Market Portfolio

------------------------------------------------------------------------------------------------------
Years Ended December 31,                                2002      2001     2000      1999     1998
------------------------------------------------------------------------------------------------------

Selected Per Share Data
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .015      .038     .060      .049     .052
------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                (.015)    (.038)   (.060)    (.049)   (.052)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
------------------------------------------------------------------------------------------------------
Total Return (%)                                        1.49      3.88     6.21      4.99     5.29
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   101       139      121       179      148
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          .43       .46^a    .46       .43      .44
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           .43       .45^a    .46       .43      .44
------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                      1.49      3.77     6.00      4.90     5.17
------------------------------------------------------------------------------------------------------

^a The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

Bond Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. It does this by using a flexible investment program that emphasizes high-grade bonds. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

This portfolio normally invests at least 65% of total assets in bonds of the top three grades of credit quality. The portfolio could put up to 20% of total assets in junk bonds of the fifth and sixth credit grades (i.e., as low as grade
B). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The portfolio can buy many types of income-producing securities, including corporate bonds (historically the backbone of the portfolio), US government and agency bonds and mortgage- and asset-backed securities. Generally, most are from US issuers, but bonds of foreign issuers are also permitted. The portfolio may invest up to 20% of its net assets in foreign debt securities.

The portfolio managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times while still maintaining variety in terms of the companies and industries represented. In making buy and sell decisions, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market.

In choosing individual bonds, the managers use independent analysis of issuers' creditworthiness to look for bonds that, for example, show improving credit. Although the managers may adjust the portfolio's duration (a measure of sensitivity to interest rate movements), they generally intend to keep it between four and six years.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The advisor may use these and other types of derivatives in circumstances where the advisor believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


The Main Risks of Investing in the Portfolio


There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.


Foreign Investing Risk. The risks of investing in foreign securities are generally greater than those of investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividend, interest or other payments and prohibit transactions in the country's currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less stringent government regulation than US securities markets.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of economic trends, issuers, industries or other matters

o     derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.


Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

In the bar chart and the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   12.10       -5.02      17.88       2.56        8.82       6.30       -1.19      10.28       5.48       7.41

For the periods included in the bar chart:

Best Quarter: 5.45%, Q2 1995                    Worst Quarter -4.14%, Q1 1994

2003 Total Return as of March 31: 1.18%

Average Annual Total Returns (%) as of 12/31/2002


                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B           7.41                 5.60                 6.29

Index                         10.25                 7.55                 7.51
--------------------------------------------------------------------------------


Index: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                               Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                          0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                         0.25
--------------------------------------------------------------------------------
Other Expenses*                                                          0.22
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                          0.95
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                1 Year        3 Years        5 Years        10 Years
-------------------------------------------------------------------------------
Class B shares            $97           $303           $525         $1,166
-------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

  David Baldt                               Daniel R. Taylor                        Brett Diment
  CFA, Managing Director of Deutsche        CFA, Managing Director of Deutsche      Managing Director of Deutsche Asset
  Asset Management and Co-Manager of the    Asset Management and Co-Manager of      Management and Consultant to the
  portfolio.                                the portfolio.                          portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1989 and the portfolio in 2002.           in 1998 and the portfolio in 2002.      in 1991 and the portfolio in 2002.
   o Began investment career in 1971.        o Prior to that, fixed income           o Over 13 years of investment
                                               portfolio manager, asset-backed         industry experience.
  J. Christopher Gagnier                       securities analyst and senior         o Head of Emerging Debt: London.
  Managing Director of Deutsche Asset          credit analyst, CoreStates            o Began investment career in 1991.
  Management and Co-Manager of                 Investment Advisors, from 1992 to
  the portfolio.                               1998.                                Timothy C. Vile
   o Joined Deutsche Asset Management in                                            CFA, Managing Director of Deutsche
     1997 and the portfolio in 2002.        Thomas Flaherty                         Asset Management and Co-Manager to
   o Prior to that, portfolio manager,      Managing Director of Deutsche Asset     the portfolio.
     Paine Webber (1984-1997).              Management and Co-Manager of the         o Joined Deutsche Asset Management
   o Began investment career in 1979.       portfolio.                                 in 1991 with 6 years that
   o MBA, University of Chicago.             o Joined Deutsche Asset Management        included portfolio manager for
                                               in 1995 and the portfolio in 2002.      fixed income portfolios at
  Gary W. Bartlett                           o Began investment career in 1984.        Equitable Capital Management.
  CFA, Managing Director of Deutsche                                                 o Portfolio manager for Core Fixed
  Asset Management and Co-Manager of the    Andrew P. Cestone                          Income and Global Aggregate Fixed
  portfolio.                                Managing Director of Deutsche Asset        Income.
   o Joined Deutsche Asset Management in    Management and Co-Manager of the         o Joined the portfolio in 2002.
     1992 and the portfolio in 2002.        portfolio.
   o Began investment career in 1982.        o Joined Deutsche Asset Management
   o MBA, Drexel University.                   in 1998 and the portfolio in 2002.
                                             o Prior to that, Investment
  Warren S. Davis                              Analyst, Phoenix Investment
  Managing Director of Deutsche Asset          Partners, from 1997 to 1998.
  Management and Co-Manager of               o Prior to that, Credit Officer,
  the portfolio.                               asset based lending group, Fleet
   o Joined Deutsche Asset Management in       Bank, from 1995 to 1997.
     1995 and the portfolio in 2002.
   o Began investment career in 1985.
   o MBA, Drexel University.

Balanced Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed-income securities.

In deciding which types of securities to buy and sell, the portfolio managers first analyze the overall financial climate, including interest rates, capital flows and inflation, among other factors. They then weigh the relative attractiveness of stocks compared to bonds and decide on allocations for each. The portfolio normally invests 50-75% of net assets in common stocks and other equities and 25-50% of net assets in investment grade bonds and other fixed-income securities. At all times the portfolio will be invested at least 25% of net assets in fixed-income senior securities.

In choosing stocks, the managers primarily invest in US companies that they believe offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The managers follow a disciplined buy and sell strategy in which proprietary research gathered from meetings with senior management teams, government experts and industry leaders plays an important role.

In choosing individual bonds, the managers review each bond's fundamentals, consider how they are structured and use independent analysis of an issuer's creditworthiness. The portfolio can buy many types of bonds of any maturity, including mortgage- and asset-backed securities and government securities.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented.


Other Investments


The portfolio's bond investments are normally in the top four grades of credit quality. The portfolio could put up to 10% of total assets -- though no more than 20% of its bond assets -- in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default. Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and might choose not to use them at all.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise and increase in value when interest rates decline. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) The longer the effective maturity of the portfolio's securities, the more sensitive it will be to interest rate changes. In addition to general risks associated with changing interest rates, the portfolio may also be subject to additional, specific risks. As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio's duration and reducing the value of the security.

Credit Risk. An investor purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds may decline in credit quality or go into default.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses


This portfolio may make sense for investors interested in stock and bond investments in a single portfolio.

Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

In the bar chart and the table, the performance figures for Class B are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
    7.19       -2.30      26.35       11.61      23.90      22.88       15.03      -2.27      -6.29      -15.32

For the periods included in the bar chart:

Best Quarter: 15.26%, Q4 1998                   Worst Quarter: -9.96%, Q2 2002

2003 Total Return as of March 31: -0.15%

Average Annual Total Returns (%) as of 12/31/2002


                             1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio -- Class B         -15.32                 1.87                 7.23

Index 1                      -22.10                -0.59                 9.34

Index 2                      -27.88                -3.84                 6.70

Index 3                       10.25                 7.55                 7.51
--------------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.


Index 3: Lehman Brothers Aggregate Bond Index, an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                                         0.23
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                         0.96
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example               1 Year        3 Years        5 Years        10 Years
------------------------------------------------------------------------------
Class B shares           $98           $306           $531         $1,178
------------------------------------------------------------------------------

The Portfolio Managers


The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave                         Gary W. Bartlett                         Andrew P. Cestone
CFA, Managing Director of Deutsche Asset    CFA, Managing Director of Deutsche       Managing Director of Deutsche Asset
Management and Co-Manager of the            Asset Management and Co-Manager of       Management and Co-Manager of the
portfolio.                                  the portfolio.                           portfolio.
 o Joined Deutsche Asset Management and      o Joined Deutsche Asset Management       o Joined Deutsche Asset Management
   the portfolio in 2002.                      in 1992 and the portfolio in 2002.       in 1998 and the portfolio in 2002.
 o Head of Large Cap Growth Portfolio        o Began investment career in 1982.       o Prior to that, Investment Analyst,
   Selection Team.                           o MBA, Drexel University.                  Phoenix Investment Partners, from
 o Previous experience includes 18                                                      1997 to 1998.
   years' investment industry experience    Daniel R. Taylor                          o Prior to that, Credit Officer,
   at Mason Street Advisors, most           CFA, Managing Director of Deutsche          asset based lending group, Fleet
   recently serving as Managing Director    Asset Management and Co-Manager of          Bank, from 1995 to 1997.
   and team leader for the large cap        the portfolio.
   investment team.                          o Joined Deutsche Asset Management      Brett Diment
 o MBA, University of Wisconsin --             in 1998 and the portfolio in 2002.    Managing Director of Deutsche Asset
   Madison.                                  o Prior to that, fixed income           Management and Consultant to the
                                               portfolio manager, asset-backed       portfolio.
Jack A. Zehner                                 securities analyst and senior          o Joined Deutsche Asset Management
Director of Deutsche Asset Management          credit analyst, CoreStates               in 1991 and the portfolio in 2002.
and Co-Manager of the portfolio.               Investment Advisors, from 1992 to      o Over 13 years of investment
 o Joined Deutsche Asset Management and        1998.                                    industry experience.
   the portfolio in 2002.                                                             o Head of Emerging Debt: London.
 o Previous experience includes eight       Thomas Flaherty                           o Began investment career in 1991.
   years' investment industry experience    Managing Director of Deutsche Asset
   at Mason Street Advisors where he        Management and Co-Manager of the         Timothy C. Vile
   served most recently as Director --      portfolio.                               CFA, Managing Director of Deutsche
   Common Stock.                             o Joined Deutsche Asset Management      Asset Management and Co-Manager to
 o MBA, Marquette University.                  in 1995 and the portfolio in 2002.    the portfolio.
                                             o Began investment career in 1984.       o Joined Deutsche Asset Management
Thomas J. Schmid                                                                        in 1991 with 6 years that included
CFA, Director of Deutsche Asset             Janet Campagna                              portfolio manager for fixed income
Management and Co-Manager of                Managing Director of Deutsche Asset         portfolios at Equitable Capital
the portfolio.                              Management and Co-Manager of                Management.
 o Joined Deutsche Asset Management and     the portfolio.                            o Portfolio manager for Core Fixed
   the portfolio in 2002.                    o Joined Deutsche Asset Management         Income and Global Aggregate Fixed
 o Previous experience includes 15             in 1999 and the portfolio in 2002.       Income.
   years' investment industry                o Head of global and tactical asset      o Joined the portfolio in 2002.
   experience, most recently as Director       allocation.
   -- Common Stock at Mason Street           o Investment strategist and manager
   Advisors.                                   of the asset allocation strategies
 o MBA, University of Chicago.                 group for Barclays Global
                                               Investors from 1994 to 1999.
 J. Christopher Gagnier                      o Over 15 years of investment
 Managing Director of Deutsche Asset           industry experience.
 Management and Co-Manager of                o Master's degree in Social Science
 the portfolio.                                from California Institute of
  o Joined Deutsche Asset Management in        Technology.
    1997 and the portfolio in 2002.          o Ph.D, Political Science from
  o Prior to that, portfolio manager,          University of California at Irvine.
    Paine Webber (1984-1997).
  o Began investment career in 1979.
  o MBA, University of Chicago.

 Warren S. Davis
 Managing Director of Deutsche Asset
 Management and Co-Manager of
 the portfolio.
  o Joined Deutsche Asset Management in
    1995 and the portfolio in 2002.
  o Began investment career in 1985.
  o MBA, Drexel University.



Growth and Income Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio may invest up to 25% of its total assets in foreign securities.

In choosing stocks for the portfolio, the portfolio managers consider yield and other valuation and growth factors, meaning that they focus the portfolio's investments on securities of US companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The managers use bottom-up analysis, looking for companies with strong prospects for continued growth of capital and earnings.

The managers may favor different types of securities at different times, while still maintaining variety in terms of the securities, issuers and economic sectors represented. The portfolio normally will, but is not obligated to, sell a stock if its yield or growth prospects are expected to be below the benchmark average.

The managers may also sell a stock when the managers believe its fundamental factors have changed, to manage overall risk of the portfolio, when other investments offer better opportunities or in the course of adjusting its emphasis on or within a given industry.

Other Investments

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     derivatives could produce disproportionate losses

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.


Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-----------------------------------------------------------------------------------------
 1995       1996        1997       1998       1999        2000       2001       2002
-----------------------------------------------------------------------------------------
31.41       21.86      30.15       6.95       5.48       -2.33      -11.56     -23.40

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997                   Worst Quarter: -16.88%, Q3 2002

2003 Total Return as of March 31: -1.63%

Average Annual Total Returns (%) as of 12/31/2002

                           1 Year             5 Years        Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B       -23.40              -5.68                5.80

Index                      -22.10              -0.59                9.96
--------------------------------------------------------------------------------

Index: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

* Inception date of Class A is May 2, 1994. Index comparison begins April 30, 1994.


How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.48%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.24
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.97
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $99           $309           $536         $1,190
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Kathleen Millard                          Gregory Adams                           Andrew Brudenell
CFA, Managing Director of Deutsche Asset  CFA, Senior Vice President of Deutsche  CFA, Vice President of Deutsche Asset
Management and Lead Manager of the        Asset Management and Portfolio Manager  Management and Portfolio Manager of the
portfolio.                                of the portfolio.                       portfolio.
 o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management in   o Joined Deutsche Asset Management in
   1991 and the portfolio in 1994.           1999 and the portfolio in 1999.         1997 and the portfolio in 2003.
 o Over 20 years of investment industry    o Over 15 years of investment           o Portfolio Manager for US Large Cap
   experience.                               industry experience.                    Core Equity: New York.
                                           o Previously managed Chase Vista        o MS, London School of Economics.
                                             Growth & Income Fund, Chase Vista
                                             Large Cap Equity Fund, Chase Vista
                                             Balanced Fund and other equity
                                             portfolios for Chase Asset
                                             Management.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Growth and Income Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 8.87    $10.35   $10.93    $11.24   $11.47
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .05       .06      .09       .19      .25
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (2.12)    (1.23)    (.33)      .46      .54
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (2.07)    (1.17)    (.24)      .65      .79
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.05)     (.09)    (.13)     (.12)    (.23)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --      (.22)    (.21)     (.84)    (.79)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.05)     (.31)    (.34)     (.96)   (1.02)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 6.75    $ 8.87   $10.35    $10.93   $11.24
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (23.40)   (11.56)   (2.33)     5.48     6.95
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          7        10       13        14       14
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .82       .82^b    .81       .80      .79
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .82       .81^b    .81       .80      .79
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .67       .69      .81      1.76     2.20
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    66        67       65        65       39
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81% for Class B.

Capital Growth Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor's 500r Composite Stock Price Index (the "S&P 500 Index") or the Russell 1000r Growth Index (as of December 31, 2002, the S&P 500 Index and the Russell 1000 Growth Index had median market capitalizations of $6.7 billion and $2.9 billion, respectively). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these Indices.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth relative to other companies, are industry leaders, or have the potential to become industry leaders, have strong product position and effective company management. The managers also analyze many other factors including earnings stability, financial position and stock valuation.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or as industry exposures are adjusted.


Other Investments


The portfolio may invest up to 20% of its net assets in intermediate to longer-term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the portfolio may also invest up to 25% of its assets in short-term debt instruments. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

While most of the portfolio's investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options.

The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or cause the portfolio's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o     derivatives could produce disproportionate losses

This portfolio may make sense for investors seeking long-term growth.

Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   20.58       -9.90      28.33       19.83      35.45      22.94       34.88      -10.13     -19.64     -29.37

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998                   Worst Quarter: -20.09%, Q3 2001

2003 Total Return as of March 31: -0.78%

Average Annual Total Returns (%) as of 12/31/2002

                          1 Year            5 Years            10 Years
-----------------------------------------------------------------------------
Portfolio -- Class B      -29.37              -3.29               6.71

Index 1                   -22.10              -0.59               9.34

Index 2                   -27.88              -3.84               6.70
-----------------------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.


How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.47%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.19
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       0.91
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                    1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares               $93           $290           $504         $1,120
--------------------------------------------------------------------------------

The Portfolio Managers

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave                                                                Thomas J. Schmid
CFA, Managing Director of Deutsche Asset  Jack A. Zehner                           CFA, Director of Deutsche Asset
Management and portfolio manager of       Director of Deutsche Asset Management    Management and portfolio manager of
the portfolio.                            and portfolio manager of the portfolio.  the portfolio.
 o Joined Deutsche Asset Management and    o Joined Deutsche Asset Management and   o Joined Deutsche Asset Management and
   the portfolio in 2002.                    the portfolio in 2002.                   the portfolio in 2002.
 o Head of Large Cap Growth Portfolio      o Previous experience includes eight     o Previous experience includes
   Selection Team.                           years' investment industry               15 years' investment industry
 o Previous experience includes 18           experience at Mason Street Advisors      experience, most recently as
   years' investment industry experience     where he served most recently as         Director -- Common Stock at Mason
   at Mason Street Advisors, most            Director -- Common Stock.                Street Advisors.
   recently serving as Managing Director   o MBA, Marquette University.             o MBA, University of Chicago.
   and team leader for the large cap
   investment team.
 o MBA, University of Wisconsin --
   Madison.



Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Capital Growth Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                     2002      2001     2000      1999     1998
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $16.29    $23.00   $29.05    $23.92   $20.61
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                     .02       .00*     .01       .04      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions        (4.81)    (4.21)   (2.62)     7.62     4.45
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                          (4.79)    (4.21)   (2.61)     7.66     4.56
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                      (.01)     (.03)      --      (.04)    (.12)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                --     (2.47)   (3.44)    (2.49)   (1.13)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                        (.01)    (2.50)   (3.44)    (2.53)   (1.25)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $11.49    $16.29   $23.00    $29.05   $23.92
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (29.37)   (19.64)  (10.13)    34.88    22.94
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .89       .71     1.16      1.28      .83
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                               .76       .77^b    .74       .74      .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                .76       .75^b    .74       .74      .75
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .13       .02      .05       .18      .49
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                    25        33       55        66       55
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75% for Class B.

*     Less than $.005 per share

21st Century Growth Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies. The portfolio typically invests at least 80% of total assets in common stocks of companies that are similar in size to those in the Russell 2000 Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $320 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using extensive fundamental and field research, the managers look for small companies, such as those in the Russell 2000 Growth Index, that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential competitive positioning and potential annual earnings growth of at least 15%, among other factors. The managers expect to find these companies in many rapidly changing sectors of the economy, such as telecommunications, biotechnology and high tech.

The managers generally look for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.


The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.


Other Investments

Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry, any factors affecting that industry could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Growth Investing Risk. Since growth stocks usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends associated with value stocks that can cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks or other factors

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, market conditions might make it hard to value some investments or to get an attractive price for them o derivatives could produce disproportionate losses


This portfolio may make sense for long-term investors who can accept the risks of small-company investing and who are interested in a portfolio that seeks out tomorrow's leaders.

Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

--------------------------------------------------------------------------
                                           2000       2001       2002
--------------------------------------------------------------------------
                                          -22.79     -23.51     -41.14

For the periods included in the bar chart:

Best Quarter: 18.04%, Q4 2001                   Worst Quarter: -27.54%, Q3 2001

2003 Total Return as of March 31: -4.70%


Average Annual Total Returns (%) as of 12/31/2002

                                 1 Year            Since Inception*
-----------------------------------------------------------------------
Portfolio -- Class B              -41.14                 -12.57

Index                            -30.26                 -10.84
-----------------------------------------------------------------------

Index: Russell 2000 Growth Index, an unmanaged capitalization-weighted measure of 2000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

*   Inception: May 3, 1999. Index comparison begins April 30, 1999.

In the bar chart, total returns for 2000 and 2001 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 2001 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                              Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                         0.88%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                                         0.38
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                       1.51
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

** Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder 21st Century Growth Portfolio to 1.75%.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                 1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares            $154           $477           $824         $1,802
--------------------------------------------------------------------------------

The Portfolio Managers


The following people handle the day-to-day management of the portfolio:

Audrey M.T. Jones                         Samuel A. Dedio                          Doris R. Klug
CFA, Managing Director of Deutsche Asset  Director of Deutsche Asset Management    CFA, Director of Deutsche Asset
Management and Portfolio Manager of the   and Portfolio Manager of the portfolio.  Management and Portfolio Manager of the
portfolio.                                 o Joined Deutsche Asset Management in   portfolio.
 o Joined Deutsche Asset Management in       1999 after eight years of experience   o Joined Deutsche Asset Management in
   1986 and the portfolio in 2002.           as analyst at Ernst & Young, LLP,        2000 and the portfolio in 2002.
 o Portfolio manager with a primary          Evergreen Asset Management and         o Portfolio manager with a primary
   focus on the credit sensitive,            Standard & Poor's Corp.                  focus on the consumer and capital
   communications services, energy,        o Portfolio manager for US small- and      goods sectors.
   process industries and transportation     mid-cap equity and senior small cap    o Vice President of Mutual of America
   sectors.                                  analyst for technology.                  from 1993-2000.
 o Over 30 years of investment industry    o MS, American University, Kogod         o Over 21 years of financial industry
   experience.                               School of Business.                      experience.
 o BBA, Pace University Lubin School of    o Joined the portfolio in 2002.          o MBA, Stern School of Business,
   Business.                                                                          New York University.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

21st Century Growth Portfolio -- Class B

-----------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001      2000      1999^a
-----------------------------------------------------------------------------------------------------------------

Selected Per Share Data
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 6.15    $ 8.04    $10.51     $6.00^b
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^c                                            (.05)     (.06)     (.13)     (.06)
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (2.48)    (1.83)    (2.22)     4.57
-----------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (2.53)    (1.89)    (2.35)     4.51
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment transactions                               --        --      (.12)       --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 3.62    $ 6.15    $ 8.04    $10.51
-----------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (41.14)   (23.51)^d (22.79)^d  75.17^d**
-----------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                       .16        --***     --***     --***
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.36      1.42^e    1.60      3.15*
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.36      1.40^e    1.54      1.75*
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 (1.13)      (.89)    (1.31)    (1.20)*
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   72       103       109        61
-----------------------------------------------------------------------------------------------------------------

^a    For the period May 3, 1999 (commencement of operations) to December 31,
      1999.

^b    Original capital.

^c    Based on average shares outstanding during the period.

^d    Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.41% and 1.40% for Class B.

*     Annualized

**    Not annualized

***   Net assets less than one million

Global Discovery Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries within developed economies (including the US). As of December 31, 2002, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

The manager generally intends to keep the fund's holdings diversified across countries and regions, although, depending on their outlook, he may increase or reduce the portfolio's exposure to a given area.

The manager will normally sell a stock when he believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given country.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which a portion, up to 5% of net assets, may be junk bonds, i.e., grade BB/Ba and below). Although the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and might choose not to use them at all.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency.

Other factors that could affect performance include:

o the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o at times, market conditions might make it hard to value some investments o growth stocks may be out of favor for certain periods

o a bond could decline in credit quality or go into default; this risk is greater with foreign bonds o derivatives could produce disproportionate losses

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.


Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

----------------------------------------------------------------------------
           1997       1998       1999        2000       2001       2002
----------------------------------------------------------------------------
          12.10      16.18       65.63      -5.42      -24.96     -20.07

For the periods included in the bar chart:

Best Quarter: 40.87%, Q4 1999                   Worst Quarter: -21.44%, Q3 2001

2003 Total Return as of March 31: -3.48%

Average Annual Total Returns (%) as of 12/31/2002

                            1 Year           5 Years            Since Inception*
--------------------------------------------------------------------------------
Portfolio -- Class B        -20.07              1.77                   3.94

Index                       -12.50              0.65                   2.00
--------------------------------------------------------------------------------

Index: Citigroup World Equity Extended Market Index, formerly the Salmon Smith Barney World Equity Extended Market Index, an unmanaged small-capitalization stock universe of 22 countries.

* Inception date of Class A is May 1, 1996. Index comparison begins April 30, 1996.

In the bar chart, total returns for 1997 and 1998 would have been lower if operating expenses hadn't been reduced.

In the table, total returns from inception through 1998 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.98%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.36
--------------------------------------------------------------------------------
Total Annual Operating Expenses**                                     1.59
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

** Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Global Discovery Portfolio to 1.65%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                  1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares             $162           $502           $866         $1,889
--------------------------------------------------------------------------------

The Portfolio Manager

The following individual handles the day-to-day management of the portfolio:

Joseph Axtell
CFA, Director of Deutsche Asset
Management and Co-Manager of the
portfolio.
 o Joined Deutsche Asset Management
   in 2001.
 o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).
 o Director, International Research at PCM International (1989-1996).
 o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).
 o Analyst at Prudential-Bache Capital Funding in London (1987-1988).
 o Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).
 o Joined the portfolio in 2002.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Global Discovery Portfolio -- Class B

----------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002       2001      2000       1999     1998
----------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.62     $11.69    $13.11     $ 8.01   $ 7.07
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^a                                            (.02)      (.02)     (.07)      (.08)    (.05)
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.71)     (2.86)     (.61)      5.28     1.18
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.73)     (2.88)     (.68)      5.20     1.13
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                       --         --      (.08)        --     (.12)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --       (.19)     (.66)      (.10)    (.07)
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                         --       (.19)     (.74)      (.10)    (.19)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.89     $ 8.62    $11.69     $13.11   $ 8.01
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (20.07)    (24.96)    (5.42)     65.63    16.18^b
----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         4          7        11          7        4
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.44       1.48^c    1.53       1.88     2.04
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.44       1.47^c    1.53       1.88     1.98
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                   (.28)      (.25)     (.52)      (.91)    (.69)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   47         56        66         70       54
----------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b    Total returns would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.47% for Class B.

International Portfolio

The Portfolio's Main Investment Strategy


The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio typically will invest in companies in at least three different countries, excluding the United States.

In choosing stocks, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The managers consider the economic outlooks for various sectors and industries, while looking for those that may benefit from changes in the overal business environment.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamentals have deteriorated or other investments offer better opportunities.


Other Investments


While most of the portfolio's foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.


For temporary defensive purposes, the portfolio may invest up to 100% of assets in Canadian and US government obligations or currencies, or securities of companies incorporated in and having their principal place of business in Canada or the US. In such a case, the portfolio would not be pursuing its investment objective.

The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.When the dollar value of a foreign currency falls, so does the value of any investments the portfolio owns that are denominated in that currency.

Other factors that could affect performance include:


o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.


Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------------------------------------------
    1993        1994       1995       1996        1997       1998       1999        2000       2001       2002
-------------------------------------------------------------------------------------------------------------------
   37.47       -1.10      10.84       14.50       8.79      18.28       54.13      -21.89     -30.81     -18.62

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999                   Worst Quarter: -18.82%, Q3 2002

2003 Total Return as of March 31: -8.92%

Average Annual Total Returns (%) as of 12/31/2002

                       1 Year           5 Years          10 Years
----------------------------------------------------------------------
Class B                -18.62             -4.32             4.17

Index                  -15.80             -2.72             4.16
----------------------------------------------------------------------

Index: Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index, an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                            Class B
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
--------------------------------------------------------------------------------
Management Fee                                                       0.87%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                      0.25
--------------------------------------------------------------------------------
Other Expenses*                                                       0.31
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                       1.43
--------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.


Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                $146           $452           $782         $1,713
--------------------------------------------------------------------------------


The Portfolio Managers


The following people handle the day-to-day management of the portfolio:

  Alex Tedder                               Clare Gray                              Marc Slendebroek
  Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         Director of Deutsche Asset
  Management and Lead Manager of            Management and Co-Manager of the        Management and Co-Manager of the
  the portfolio.                            portfolio.                              portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1994 after four years of experience       in 1993 and the portfolio in 2002.      in 1994 and the portfolio in 1999.
     managing European equities as well      o Portfolio manager with primary        o Over 13 years of investment
     as responsibility for insurance           focus on European markets and           industry experience.
     sector at Schroder Investment             senior analyst covering global        o MA, University of Leiden
     Management.                               telecommunications and pulp and         (Netherlands).
   o Head of International Select Equity       paper.
     strategy; portfolio manager and         o 10 years of investment industry
     analyst for Core EAFE                     experience.
     strategy: London.
   o MA, Freiburg University.
   o Joined the portfolio in 2002.


Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

International Portfolio -- Class B

---------------------------------------------------------------------------------------------------------------------------
Years Ended December 31,                                                    2002      2001     2000       1999     1998
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 8.03    $14.19   $20.24     $14.51   $14.08
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income^a                                                    .04       .05      .04        .08^b    .10
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (1.53)    (3.94)   (4.22)      7.14     2.29
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (1.49)    (3.89)   (4.18)      7.22     2.39
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.04)     (.02)    (.04)        --     (.25)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                               --     (2.25)   (1.83)     (1.49)   (1.71)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                       (.04)    (2.27)   (1.87)     (1.49)   (1.96)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 6.50    $ 8.03   $14.19     $20.24   $14.51
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                          (18.62)   (30.81)  (21.89)     54.13    18.28
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                         8         3      .77        .69      .37
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                             1.28      1.26^c   1.21       1.28     1.28
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                              1.28      1.25^c   1.21       1.28     1.28
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .48       .39      .23        .53      .69
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  123       105       79         86       71
---------------------------------------------------------------------------------------------------------------------------

^a    Based on average shares outstanding during the period.

^b Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

^c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25% for Class B.

Health Sciences Portfolio

The Portfolio's Main Investment Strategy


Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio's 80% investment policy, companies in the health care sector must commit at least half of their assets to the health care sector, or derive at least half of their revenues or net income from that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times, while still maintaining variety in terms of the types of securities and issuers represented.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.


Other Investments


While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency and instrumentality debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio


There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Sector Specific Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Non-Diversification Risk. The portfolio is classified as "non-diversified." This means that it may invest a larger percentage of assets in a given stock than a diversified fund. Thus the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o     growth stocks may be out of favor for certain periods

o foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o     at times, market conditions might make it hard to value some investments

o     derivatives could produce disproportionate losses

This portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.


Performance


While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the average annual returns for the portfolio's Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

-------------------------------------------------------------------------------
                                                                      2002
-------------------------------------------------------------------------------
                                                                     -23.21

For the periods included in the bar chart:

Best Quarter: 1.61%, Q4 2002                    Worst Quarter: -15.67%, Q2 2002

2003 Total Return as of March 31: 3.54%

Average Annual Total Returns (%) as of 12/31/2002

                                1 Year         Since Inception*
-----------------------------------------------------------------
Portfolio -- Class B            -23.21             -11.44

Index 1                         -22.10             -17.71

Index 2                         -21.23             -12.06
-----------------------------------------------------------------

Index 1: Standard & Poor's (S&P) 500 Index, a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index, a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

* Inception date of Class A is May 1, 2001. Index comparison begins April 30, 2001.

How Much Investors Pay


This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table                                                                                                      Class B
---------------------------------------------------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
---------------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than a year  (as a % of amount redeemed, if applicable)            1.00%
---------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses, deducted from portfolio assets
---------------------------------------------------------------------------------------------------------------------------
Management Fee                                                                                                   0.75%
---------------------------------------------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                                                                  0.25
---------------------------------------------------------------------------------------------------------------------------
Other Expenses*                                                                                                   0.31
---------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses**                                                                                 1.31
---------------------------------------------------------------------------------------------------------------------------

* Restated to reflect an estimated increase in Class B share expenses during the current fiscal year resulting from new compensation arrangements with participating insurance companies for recordkeeping services.

** Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2003, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Scudder Health Sciences Portfolio to 1.35%.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example                     1 Year        3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Class B shares                $133           $415           $718         $1,579
--------------------------------------------------------------------------------


The Portfolio Managers


The following people handle the day-to-day management of the portfolio:

  James Fenger                              Leefin Lai                              Thomas Bucher
  Managing Director of Deutsche Asset       CFA, Director of Deutsche Asset         CFA, Director of Deutsche Asset
  Management and Co-Manager of the          Management and Co-Manager of the        Management and Consultant to the
  portfolio.                                portfolio.                              portfolio.
   o Joined Deutsche Asset Management in     o Joined Deutsche Asset Management      o Joined Deutsche Asset Management
     1983 and the portfolio in 2001.           in 2001 and the portfolio in 2001.      in 1995, previously serving as
   o Over 19 years of investment             o Over 10 years of investment             analyst for European Chemical,
     industry experience.                      industry experience.                    Oil, Steel and Engineering
   o MBA, University of Wisconsin.           o MBA, University of Illinois.            sectors and analyst/portfolio
                                                                                       manager for Eastern European
                                                                                       equity, after 1 year of
                                                                                       experience as a trainee for
                                                                                       Deutsche Bank.
                                                                                     o Head of global equity research
                                                                                       team for health care sector and
                                                                                       portfolio manager for European
                                                                                       Equity: Frankfurt.
                                                                                     o MA, University of Tuegingen,
                                                                                       Germany.
                                                                                     o Joined the portfolio in 2002.

Financial Highlights


This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Health Sciences Portfolio -- Class B
--------------------------------------------------------------------------------
                                                                         2000^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 8.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                         (.04)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      .14
--------------------------------------------------------------------------------
  Total from investment operations                                        .10
--------------------------------------------------------------------------------
Net asset value, end of period                                         $ 8.19
--------------------------------------------------------------------------------
Total Return (%)                                                         1.24**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.92)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                53
--------------------------------------------------------------------------------

^a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

^b    Based on average shares outstanding during the period.

*     Annualized

**    Not annualized

Other Policies and Risks


While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board of Scudder Variable Series I could change any portfolio's investment objective without seeking shareholder approval. For Bond Portfolio and Health Sciences Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to either portfolio's 80% investment policy.

o As a temporary defensive measure, each portfolio (except Bond Portfolio and Capital Growth Portfolio) may invest, without limit, in relatively stable investments, such as money market securities. In such a case, a portfolio would not be pursuing, and may not achieve, its investment objective.

o The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

o The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security's credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

This prospectus doesn't tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its objective.

The Investment Advisor


Deutsche Investment Management Americas Inc. ("DeIM" or the "advisor"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes each portfolio's investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. The portfolios' investment advisor provides a full range of investment advisory services to institutional and retail clients. The portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the the most recent fiscal year, as a percentage of each portfolio's average daily net assets.

Portfolio Name                                    Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                              0.37%

Bond Portfolio                                       0.48

Balanced Portfolio                                   0.48

Growth and Income Portfolio                          0.48

Capital Growth Portfolio                             0.47

21st Century Growth Portfolio*                       0.88

Global Discovery Portfolio**                         0.98

International Portfolio                              0.87

Health Sciences Portfolio***                         0.75
--------------------------------------------------------------------------------

* The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses of Class B of 21st Century Growth Portfolio to 1.75% of average daily net assets until April 30, 2004.

** The advisor has agreed to waive all or a portion of total annual operating expenses (excluding 12b-1 fees, if applicable) to limit the expenses of Class B of Global Discovery Portfolio to 1.50% of average daily net assets until April 30, 2004.

*** The advisor has agreed to waive all or a portion of total annual operating expenses (exclusive of 12b-1 fees, if applicable) to limit the expenses Class B of Health Sciences Portfolio to 1.20% of average daily net assets until April 30, 2004.


Subadvisor for International Portfolio


On June 11, 2002, the Portfolio's Board approved a subadvisory agreement between DeIM and Deutsche Asset Management Services Ltd. ("DeAMIS"). DeAMIS, One Appold Street, London, England, an affiliate of the advisor, is the subadvisor to the International Portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeAMIS is an indirect, wholly owned subsidiary of Deutsche Bank AG. DeIM pays a fee to DeAMIS for acting as subadvisor to the Portfolio.

Your Investment in the Portfolios


The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.


Buying and Selling Shares


Each portfolio, except Money Market Portfolio, offers two classes of shares. Class B shares are offered at net asset value and are subject to 12b-1 fees. There is a 1% fee payable to Health Sciences Portfolio for exchanges or redemptions of shares held for less than one year.

Technically, the shareholders of Scudder Variable Series I (which includes the portfolios just described) are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolios are open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). For Money Market Portfolio, the share price or net asset value per share is normally $1.00, calculated at amortized cost.

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated. Since Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank's account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market Portfolio receives investable funds.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract and policy holders in such portfolio.

Scudder Variable Series I currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in any such event.

How the Portfolios Calculate Share Price


The share price at which you purchase each portfolio is its net asset value per share, or NAV. To calculate NAV, each portfolio uses the following equation:

                    TOTAL ASSETS - TOTAL LIABILITIES
               ------------------------------------------   = NAV
                   TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares for each portfolio (except Health Sciences Portfolio) is the portfolio's NAV. The price at which you sell shares of Health Sciences Portfolio is also the portfolio's NAV, minus a 1.00% redemption/exchange fee on shares owned less than one year.

Except with Money Market Portfolio, we typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a portfolio's Board which are intended to reflect fair value when a market quotation or a pricing service information is not readily available or when a security's value is believed to have been materially been affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market of which the security is principally traded (for example, a foreign exchange or market). In such a case, a portfolio's value for a security is likely to be different from the last quoted market price or pricing service information. With Money Market Portfolio, we use amortized cost value (the method used by most money market funds).


To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolios don't price their shares.

Distributions


Money Market Portfolio intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by the shareholder that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.


Taxes


Each portfolio intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees


Scudder Distributors, Inc., a subsidiary of the investment advisor, is the fund's distributor.

Scudder Variable Series I has adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio (except Money Market Portfolio, which does not offer separate classes of shares) pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company's corporate structure and applicable state law, the distributor may remit payments to the participating insurance company's affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that the fund, on behalf of each applicable portfolio, will pay Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio's Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company's variable annuity contracts and variable life insurance policies during that quarterly period. Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation. To Get More Information

--------------------------------------------------------------------------------
To Get More Information


Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and a portfolio's performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each portfolio are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.

Chicago, IL   60606-5808                     Washington, D.C. 20549-0102

Call: 1-800-778-1482                         1-202-942-8090

                                             www.sec.gov

                                             SEC File #
--------------------------------------------------------------------------------
Scudder Variable Series I                    811-4257
--------------------------------------------------------------------------------

                            SCUDDER VARIABLE SERIES I

                             Two International Place
                        Boston, Massachusetts 02110-4103


   Scudder Variable Series I is a professionally managed, open-end investment company that offers nine investment portfolios, collectively, the "Portfolios."


                             MONEY MARKET PORTFOLIO
                                 BOND PORTFOLIO
                               BALANCED PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          21ST CENTURY GROWTH PORTFOLIO
                           GLOBAL DISCOVERY PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                            HEALTH SCIENCES PORTFOLIO

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2003

                      CLASS A SHARES OF BENEFICIAL INTEREST
                      CLASS B SHARES OF BENEFICIAL INTEREST

--------------------------------------------------------------------------------


This combined Statement of Additional Information is not a prospectus. The combined prospectus of Scudder Variable Series I dated May 1, 2003, as amended from time to time, may be obtained without charge by calling a Participating Insurance Company or by writing to broker/dealers offering certain variable annuity contracts and variable life insurance policies, or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808 or calling 1-800-778-1482.

The Annual Report to Shareholders dated December 31, 2002, is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information. The Annual Report may be obtained without charge by calling 1-800-778-1482.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................2

MANAGEMENT OF THE PORTFOLIOS..................................................62
        Investment Advisor....................................................62
        Subadvisor............................................................66
        Portfolio Transactions................................................67
        Distributor...........................................................69

SERVICE PROVIDERS.............................................................71
        Transfer Agent........................................................71
        Custodian.............................................................71
        Independent Accountants/Auditors and Reports to Shareholders..........72
        Legal Counsel.........................................................72
        Fund Accounting Agent.................................................72

PERFORMANCE...................................................................73

PURCHASES AND REDEMPTIONS.....................................................77

DIVIDENDS, CAPITAL GAINS AND TAXES............................................78

NET ASSET VALUE...............................................................84

OFFICERS AND TRUSTEES.........................................................85

SHAREHOLDER COMMUNICATIONS....................................................96

FUND ORGANIZATION.............................................................96

ADDITIONAL INFORMATION........................................................98

FINANCIAL STATEMENTS..........................................................99

APPENDIX.....................................................................101

                             INVESTMENT RESTRICTIONS


Unless specified to the contrary, the following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.


As a matter of fundamental policy, Scudder Variable Series I (the "Fund") may not on behalf of any Portfolio:

1. borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2. issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


3. For all Portfolios (except Health Sciences Portfolio): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


4. purchase physical commodities or contracts relating to physical commodities;

5. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities; or

7. make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Trustees of the Fund voluntarily adopted policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders.


As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1. For Money Market Portfolio: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2. For all Portfolios (except Money Market Portfolio): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio's registration statement which may be deemed to be borrowings;

3. For all Portfolios (except Money Market Portfolio and Bond Portfolio): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4. For all Portfolios (except Money Market Portfolio): to purchase securities on margin or make short sales, except (i) short sales against the box,
      (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5. For all Portfolios (except Money Market Portfolio): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6. For all Portfolios (except Money Market Portfolio): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7. For all Portfolios (except Money Market Portfolio): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

8. For all Portfolios: to lend portfolio securities in an amount greater than 5% of its total assets.

9. For Money Market Portfolio: to invest more than 10% of total assets in non-affiliated registered investment companies.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Portfolio's net asset value. (See "NET ASSET VALUE.")


                       INVESTMENT POLICIES AND TECHNIQUES


Scudder Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of eight diversified portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and International Portfolio, and one non-diversified portfolio: Health Sciences Portfolio (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to be offered to the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Except for Money Market Portfolio, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Distribution Plan. There are currently no outstanding Class B shares of Bond Portfolio or Balanced Portfolio.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

General Investment Policies


Money Market Portfolio

Money Market Portfolio seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Portfolio. The Portfolio uses the amortized cost method of securities valuation.

Money Market Portfolio purchases U.S. Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the U.S. Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers' acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are U.S. Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market Portfolio which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as "first tier securities." Securities eligible for investment by Money Market Portfolio rated in the top two categories which are not first tier securities are known as "second tier securities." Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody's or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market Portfolio may also hold cash. Shares of the Portfolio are not insured by an agency of the U.S. Government. Securities and instruments in which the Portfolio may invest may be issued by the U.S. Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market Portfolio may invest in certificates of deposit and bankers' acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in U.S. dollar-denominated certificates of deposit and bankers' acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers' acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers' acceptances issued by domestic banks. (See "Foreign Securities" in this Statement of Additional Information for further risks of foreign investment.)

Money Market Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

The assets of Money Market Portfolio consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio's investments varies according to the Advisor's appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of
(1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The net investment income of the Portfolio is declared as a dividend to shareholders daily and distributed monthly in cash or reinvested in additional shares.

Bond Portfolio


Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income.

Bond Portfolio invests primarily in high quality securities. Under normal market conditions, the Portfolio will invest at least 65% of its net assets in securities rated within the three highest quality rating categories of Moody's (Aaa, Aa and A) or S&P (AAA, AA and A), or if unrated, in bonds judged by the Advisor, to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its net assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Advisor, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

Balanced Portfolio

Balanced Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities.


The portfolio normally invests between 50% and 75% of its net assets in common stocks and other equity securities and 25% to 50% of its net assets in investment grade bonds and other fixed-income securities. At all times, the portfolio will be invested at least 25% in fixed-income senior securities. While the portfolio has the ability to invest up to 20% of its bond assets (up to 10% of total portfolio assets) in high yield securities, it normally invests predominantly in corporate debt securities cal rating service, such as S&P or Moody's.


For liquidity and defensive purposes, the Portfolio may invest without limit in cash and in money market securities such as commercial paper, bankers' acceptances, and certificates of deposit issued by domestic and foreign branches of U.S. banks. The Portfolio may also enter into repurchase agreements with respect to U.S. Government securities.

Not less than 50% of the Portfolio's debt securities will be invested in debt obligations, including money market instruments, that (a) are issued or guaranteed by the U.S. Government, (b) are rated at the time of purchase within the two highest ratings categories by any nationally-recognized rating service or (c) if not rated, are judged at the time of purchase, by the Advisor to be of a quality comparable to obligations rated as described in (b) above. Not less than 80% of the debt obligations in which the Portfolio invests will, at the time of purchase, be rated within the three highest ratings categories of any such service or, if not rated, will be judged to be of comparable quality by the Advisor. Up to 20% of the Portfolio's debt securities may be invested in bonds rated below A but no lower than B by Moody's or S&P, or unrated securities judged by the Advisor to be of comparable quality.


Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.



Growth and Income Portfolio

Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies. The portfolio may invest up to 25% of its total assets in foreign securities.

Capital Growth Portfolio


Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index or the Russell 1000 Growth Index (as of December 31, 2002, the S&P 500 Index and Russell 1000 Growth Index had a median market capitalization of $6.8 billion and $2.9 billion, respectively).


The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio's intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.


Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.




21st Century Growth Portfolio


21st Century Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities issued by emerging growth companies.

The Portfolio normally invests at least 80% of its total assets in common stocks of companies that are similar in size to the companies in the Russell 2000(R) Growth Index (as of December 31, 2002, the Russell 2000 Growth Index had a median market capitalization of $307 million). The Portfolio invests in small companies, such as those in the Russell 2000 Growth Index, that have low debt, exceptional management teams that hold a significant stake in the company, strong current or potential annual earnings growth of at least 15%, among other factors.

For temporary defensive purposes the Portfolio may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. It is impossible to accurately predict how long such alternate strategies may be utilized. In such cases, the Portfolio may hold without limit, cash, high grade debt securities, without equity features, which are rated Aaa, Aa or A by Moody's or AAA, AA or A by S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's or S&P, or, if unrated, are deemed by the Advisor to be of equivalent quality.

Global Discovery Portfolio


Global Discovery Portfolio seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. Under normal circumstances the Portfolio invests at least 65% of its total assets in the equity securities of small issuers. The Portfolio may invest up to 35% of its total assets in equity securities of larger companies throughout the world and in debt securities if the Advisor determines that the capital appreciation of debt securities is likely to exceed the capital appreciation of equity securities. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor. The Portfolio may also invest up to 5% of its net assets in debt securities rated below investment-grade.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than three foreign countries;
(iii) if foreign securities comprise less than 40% of the value of the Portfolio's net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio's net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio's net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio's assets may be invested in securities of issuers located in the United States.

The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

International Portfolio

International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.




Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

Health Sciences Portfolio


Under normal circumstances, Health Sciences Portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio "concentrates," for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

The Portfolio will focus on securities of U.S. companies, but may invest in foreign companies as well. A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The Health Sciences may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in U.S. Treasury securities, and agency and instrumentality obligations.

Temporary Defensive Policy

For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.


Master-feeder Fund Structure

The Fund's Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique that a Portfolio may engage (such as hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Portfolios' assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolios' applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market Portfolio) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio's volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio's borrowings will be fixed, the Portfolio's assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages ("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. Health Science Portfolio may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.


Common Stocks. Balanced, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Bond, Balanced, Growth and Income, Capital Growth, 21st Century Growth, Global Discovery, International and Health Sciences Portfolios may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Portfolios may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs").


Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.


Depositary Receipts. Balanced, 21st Century Growth, Global Discovery, International and Health Sciences Portfolios may each invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Balanced, Growth and Income, Capital Growth and International Portfolios' investment policies, the Portfolios' investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the of 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Eastern Europe. Global Discovery Portfolio may invest up to 5% of its total assets in the securities of issuers domiciled in Eastern European countries. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the countries of the former Soviet Union.

Investments in such countries involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of East European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in East European countries. Finally, even though certain East European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Portfolio.


Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union
(EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.


FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation ("FHLMC") CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies. (See "Strategic Transactions and Derivatives".)

Foreign Currency Transactions. Bond, Balanced, Capital Growth and International Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") for hedging purposes. These Portfolios may also, for hedging purposes, purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements. International Portfolio may also enter into foreign currency futures contracts and foreign currency options.

Because investments in foreign companies usually will involve currencies of foreign countries, and because the Portfolios temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of their assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and they may incur costs in connection with conversions between various currencies. Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolios at one rate, while offering a lesser rate of exchange should the Portfolios desire to resell that currency to the dealer. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or, in the case of International Portfolio, futures contracts to purchase or sell foreign currencies.

A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. The agreed price may be fixed or within a specified range of prices. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Mercantile Exchange. Futures contracts involve brokerage costs, which may vary from less than 1% to 2.5% of the contract price, and require parties to the contract to make "margin" deposits to secure performance of the contract. International Portfolio would also be required to segregate assets to cover contracts that would require it to purchase foreign currencies. International Portfolio would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

Forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month, and they may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

Upon the maturity of a forward or foreign currency futures contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing purchase transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A Portfolio may enter into forward contracts and foreign currency futures contracts under certain circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S.

dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of a Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward or futures contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of a portion of the Portfolio's foreign assets.

The Portfolios do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts. A Portfolio also will not enter into such forward or foreign currency futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Portfolios believe that it is important to have the flexibility to enter into such forward or foreign currency futures contracts when each determines that the best interests of the Portfolio will be served.

Except when a Portfolio enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, Brown Brothers Harriman & Co. or State Street Bank and Trust Company (each a "Custodian"), will place cash or liquid securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts (or the Portfolio's forward contracts will be otherwise covered consistent with applicable regulatory policies) and foreign currency futures contracts that require the Portfolio to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolios generally will not enter into a forward or foreign currency futures contract with a term of greater than one year. It also should be realized that this method of protecting the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time.

While the Portfolios will enter into forward and, in the case of International Portfolio, foreign currency futures contracts and foreign currency options to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transaction. Moreover, there may be imperfect correlation between the value of the Portfolio's holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

International Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, International Portfolio may purchase call options on such currency. If the value of such currency increased, the purchase of such call options would enable the Portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

International Portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.


Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. Sovereign debt may be issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.


Foreign Securities. Bond, Balanced, Growth and Income, Capital Growth, 21st Century Growth, Global Discovery and International Portfolios may each invest, except as applicable to debt securities generally, in U.S. dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio's domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. Bond Portfolio may invest up to 20% of its assets in non-U.S. dollar-denominated foreign debt securities. Balanced Portfolio may invest up to 20% of its debt securities in non-U.S. dollar-denominated foreign debt securities, and may invest up to 25% of its equity securities in non-U.S. dollar-denominated foreign equity securities. Growth and Income Portfolio may invest up to 25% of its assets in non-U.S. dollar denominated equity securities of foreign issuers. Capital Growth Portfolio may invest up to 25% of its assets, and 21st Century Growth Portfolio, Global Discovery and International Portfolio may invest without limit, in non-U.S. dollar-denominated equity securities of foreign issuers. However, 21st Century Growth Portfolio has no current intention of investing more than 20% of its net assets in foreign securities.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect a Portfolio's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for a Portfolio's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.




Investing in Africa. Africa is a continent of roughly 50 countries with a total population of approximately 840 million people. Literacy rates (the percentage of people who are over 15 years of age and who can read and write) are relatively low, ranging from 20% to 60%. The primary industries include crude oil, natural gas, manganese ore, phosphate, bauxite, copper, iron, diamond, cotton, coffee, cocoa, timber, tobacco, sugar, tourism, and cattle.

Many African countries are fraught with political instability. However, there has been a trend over the past five years toward democratization. Many countries are moving from a military style, Marxist, or single party government to a multi-party system. Still, there remain many countries that do not have a stable political process. Other countries have been enmeshed in civil wars and border clashes.

Economically, the Northern Rim countries (including Morocco, Egypt, and Algeria) and Nigeria, Zimbabwe and South Africa are the wealthier countries on the continent. The market capitalization of these countries has been growing recently as more international companies invest in Africa and as local companies start to list on the exchanges. However, religious and ethnic strife has been a significant source of instability.

On the other end of the economic spectrum are countries, such as Burkinafaso, Madagascar, and Malawi, that are considered to be among the poorest or least developed in the world. These countries are generally landlocked or have poor natural resources. The economies of many African countries are heavily dependent on international oil prices. Of all the African industries, oil has been the most lucrative, accounting for 40% to 60% of many countries' GDP. However, general decline in oil prices has had an adverse impact on many economies.

Foreign securities such as those purchased by certain Portfolios may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Portfolio may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. (See "Dividends, Capital Gains and Taxes.")

Investing in Emerging Markets. A Portfolio's investments in foreign securities may be in developed countries or in countries considered by a Portfolio's Advisor to have developing or "emerging" markets, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and therefore no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, particularly in emerging markets, are generally higher than costs associated with transactions in U.S. securities. Such transactions may also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments.

In the course of investment in emerging markets, a Portfolio will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Portfolio will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Portfolio to suffer a loss of value in respect of the securities in a Portfolio's holdings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission. Accordingly if a Portfolio believes that appropriate circumstances exist, it will promptly apply to the Securities and Exchange Commission for a determination that an emergency is present. During the period commencing from a Portfolio's identification of such condition until the date of the Securities and Exchange Commission action, a Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Portfolio's Board.

Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Portfolio defaults, a Portfolio may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Portfolio could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a Portfolio makes its investments. A Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Portfolio's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Portfolio's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investing in Europe. Most Eastern European nations, including Hungary, Poland, Czechoslovakia, and Romania have had centrally planned, socialist economies since shortly after World War II. A number of their governments, including those of Hungary, the Czech Republic, and Poland are currently implementing or considering reforms directed at political and economic liberalization, including efforts to foster multi-party political systems, decentralize economic planning, and move toward free market economies. At present, no Eastern European country has a developed stock market, but Poland, Hungary, and the Czech Republic have small securities markets in operation. Ethnic and civil conflict currently rage through the former Yugoslavia. The outcome is uncertain.

Both the European Community (the "EC") and Japan, among others, have made overtures to establish trading arrangements and assist in the economic development of the Eastern European nations. A great deal of interest also surrounds opportunities created by the reunification of East and West Germany. Following reunification, the Federal Republic of Germany has remained a firm and reliable member of the EC and numerous other international alliances and organizations. To reduce inflation caused by the unification of East and West Germany, Germany has adopted a tight monetary policy which has led to weakened exports and a reduced domestic demand for goods and services. However, in the long-term, reunification could prove to be an engine for domestic and international growth.

The conditions that have given rise to these developments are changeable, and there is no assurance that reforms will continue or that their goals will be achieved.

Portugal is a genuinely emerging market which has experienced rapid growth since the mid-1980s, except for a brief period of stagnation over 1990-91. Portugal's government remains committed to privatization of the financial system away from one dependent upon the banking system to a more balanced structure appropriate for the requirements of a modern economy. Inflation continues to be about three times the EC average.

Economic reforms launched in the 1980s continue to benefit Turkey in the 1990s. Turkey's economy has grown steadily since the early 1980s, with real growth in per capita Gross Domestic Product (the "GDP") increasing more than 6% annually. Agriculture remains the most important economic sector, employing approximately 55% of the labor force, and accounting for nearly 20% of GDP and 20% of exports. Inflation and interest rates remain high, and a large budget deficit will continue to cause difficulties in Turkey's substantial transformation to a dynamic free market economy.

Like many other Western economies, Greece suffered severely from the global oil price hikes of the 1970s, with annual GDP growth plunging from 8% to 2% in the 1980s, and inflation, unemployment, and budget deficits rising sharply. The fall of the socialist government in 1989 and the inability of the conservative opposition to obtain a clear majority have led to business uncertainty and the continued prospects for flat economic performance. Once Greece has sorted out its political situation, it will have to face the challenges posed by the steadily increasing integration of the EC, including the progressive lowering of trade and investment barriers. Tourism continues as a major industry, providing a vital offset to a sizable commodity trade deficit.

Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that the Portfolio's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in leadership or policies of Eastern European countries, or countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Global Discovery Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

Investing in Latin America. Investing in securities of Latin American issuers may entail risks relating to the potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, the Portfolio could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many Latin American securities markets and limited trading volume in the securities of Latin American issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

Some Latin American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which Portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain Latin American countries have experienced high levels of inflation which can have a debilitating effect on an economy, although some have begun to control inflation in recent years through prudent economic policies. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to a Portfolio at a higher rate than those imposed by other foreign countries. This may reduce the Portfolio's investment income available for distribution to shareholders.

Certain Latin American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared moratoria on the payment of principal and/or interest on outstanding debt.

Latin America is a region rich in natural resources such as oil, copper, tin, silver, iron ore, forestry, fishing, livestock and agriculture. The region has a large population (roughly 300 million) representing a large domestic market. Economic growth was strong in the 1960s and 1970s, but slowed dramatically (and in some instances was negative) in the 1980s as a result of poor economic policies, higher international interest rates, and the denial of access to new foreign capital. Although a number of Latin American countries are currently experiencing lower rates of inflation and higher rates of real growth in gross domestic product than they have in the past, other Latin American countries continue to experience significant problems, including high inflation rates and high interest rates. Capital flight has proven a persistent problem and external debt has been forcibly restructured. Political turmoil, high inflation, capital repatriation restrictions and nationalization have further exacerbated conditions.

Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Portfolio's investments in this region.

Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts have also been implemented. Free Trade Zones are being discussed in various areas around the region, the most notable being a free zone among Mexico, the U.S. and Canada and another zone among four countries in the southernmost point of Latin America. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

Investing in the Pacific Basin. Economies of individual Pacific Basin countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, interest rate levels, and balance of payments position. Of particular importance, most of the economies in this region of the world are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in the Pacific Basin.

With respect to the Peoples Republic of China and other markets in which the Portfolio may participate, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments that could adversely impact a Pacific Basin country or the Portfolio's investment in the debt of that country.

Foreign companies, including Pacific Basin companies, are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies.

Consequently, there may be less publicly available information about such companies than about U.S. companies. Moreover, there is generally less government supervision and regulation in the Pacific Basin than in the U.S.

Futures Contracts. The Fund may, on behalf of Bond, Balanced and International Portfolios, purchase and sell futures contracts on debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio's debt securities. In addition, the Fund may, on behalf of the Portfolios, purchase and sell securities index futures to hedge the equity securities of a Portfolio with regard to market (systematic) risk as distinguished from stock-specific risk. Each of these six Portfolios may also purchase and write put and call options on futures contracts of the type which such Portfolio is authorized to enter into and may engage in related closing transactions. All of such futures on debt securities, stock index futures and related options will be traded on exchanges that are licensed and regulated by the "CFTC" or on appropriate foreign exchanges, to the extent permitted by law. Even though at the present time no contracts based on global indices which meet International Portfolio's investment criteria are available, there are U.S. stock indices which may be used to hedge U.S. securities held in that Portfolio. (See "Strategic Transactions and Derivatives".)


Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund, on behalf of a Portfolio, will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Trustees to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

Positions taken in the futures markets are normally not held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the Fund on behalf of a Portfolio will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, the Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase for the Portfolio particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.


High Yield/High Risk Bonds. Bond, Balanced, Capital Growth and Global Discovery Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio's ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer]Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded.

Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.


Indexed Securities. Bond Portfolio and Balanced Portfolio may each invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission ("SEC") which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market Portfolio) may engage in reverse repurchase agreements and dollar rolls for any purpose.



Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value ("NAVs"). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the `S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. Bond, Balanced, Capital Growth, 21st Century Growth, Global Discovery, Health Sciences and International Portfolios may each purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.



Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management QP Trust and Scudder Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio's ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Health Sciences Portfolio may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio's portfolio as its assets increase (and thus have a more limited effect on the Portfolio's performance).

Lending of Portfolio Securities. The Fund may lend the portfolio securities of any Portfolio (other than Money Market Portfolio). Such loans may be made to registered broker/dealers or other financial institutions, and are required to be secured continuously by collateral in cash or liquid assets maintained on a current basis at an amount at least equal to the market value and accrued interest of the securities loaned. The Fund has the right to call the loan and obtain the securities loaned on no more than five days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. During the existence of a loan, the Portfolio will continue to receive the equivalent of any distributions paid by the issuer on the securities loaned and also receive compensation based on investment collateral. The risks in lending securities, as with other extensions of secured credit, consist of a possible delay in recovery and a loss of rights in the collateral should the borrower of the securities fail financially. Loans may be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. The value of the securities loaned will not exceed 5% of the value of the Portfolio's total assets at the time any loan is made.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.


Limitations on the Use of Futures Contracts and Options on Futures. All of the futures contracts and options on futures transactions into which the Fund will enter will be for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and to the extent consistent with requirements of the "SEC".

To ensure that its futures and options transactions meet this standard, the Fund will enter into them only for the purposes or with the intent specified in CFTC regulations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of the futures contracts and options on futures that it uses for hedging purposes will be substantially correlated to fluctuations in the price of the securities held by a Portfolio or which it expects to purchase, though there can be no assurance that this result will be achieved. The Fund will sell futures contracts or acquire puts to protect against a decline in the price of securities that a Portfolio owns. The Fund will purchase futures contracts or calls on futures contracts to protect a Portfolio against an increase in the price of securities the Fund intends later to purchase for the Portfolio before it is in a position to do so.

As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it purchases a long futures contract or call option on futures for a Portfolio the Fund will effect the purchase of securities in the cash market or take delivery as it closes out a Portfolio's futures position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC definition now permits the Fund to elect to comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and (c) accrued profits on the particular futures or options positions. However, the Fund will not utilize this alternative unless it is advised by counsel that to do so is consistent with the requirements of the SEC.

Futures on debt securities and stock index futures are at present actively traded on exchanges that are licensed and registered by the CFTC, or consistent with the CFTC regulations on foreign exchanges. Portfolios will incur brokerage fees in connection with their futures and options transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of futures obligations. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Each Portfolio, in dealing in futures contracts and options on futures, is subject to the 300% asset coverage requirement for borrowings set forth under "Investment Restrictions" in the Fund's prospectus. The Trustees have also adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio's total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. A futures contract for the receipt of a debt security and long index futures will be offset by assets of the Portfolio held in a segregated account in an amount equal to the total market value of the futures contracts less the amount of the initial margin for the contracts.


Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Money Market Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund's Board has approved policies established by the Fund's Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund's portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


Mortgage-Backed Securities and Mortgage Pass-Through Securities. Bond, Balanced, Global Discovery and Growth and Income Portfolios may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund's shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the "GNMA" are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and the "FHLMC." Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government.


FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Bond Portfolio and Balanced Portfolio will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.


Mortgage Dollar Rolls. The Bond Portfolio and Balanced Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. Bond Portfolio and Balanced Portfolio may each invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these U.S. Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder ("demand obligations"). Demand obligations are considered for a Portfolio's purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

Bond Portfolio and Balanced Portfolio may each acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. Bond Portfolio and Balanced Portfolio have no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio's total assets.


Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of a Portfolio's participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Options. The Fund may, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, write covered call options on the portfolio securities of such Portfolio in an attempt to enhance investment performance. A call option is a contract generally having a duration of nine months or less which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time upon the assignment of an exercise notice prior to the expiration of the option, regardless of the market price of the security during the option period. A covered call option is an option written on a security which is owned by the writer throughout the option period. (See "Strategic Transactions and Derivatives".)


The Fund will write, on behalf of a Portfolio, covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. The Fund may forego the benefit of appreciation in its Portfolios on securities sold pursuant to call options.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period, generally ranging up to nine months. Some of the options which the Fund writes may be of the European type which means they may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for the written option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

Balanced, Capital Growth and International Portfolios may each write covered call and put options to a limited extent in an attempt to earn additional income on their portfolios, consistent with their investment objectives. The Portfolios may forego the benefits of appreciation on securities sold or depreciation on securities acquired pursuant to call and put options written by the Portfolios. Each Portfolio has no current intention of writing options on more than 5% of its net assets.

When the Fund, on behalf of the Balanced, Capital Growth and International Portfolios, writes a put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. Some of the European type options which the Fund writes may be exercised only at a specified time. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. With respect to each put option it writes, the Portfolio will have deposited in a separate account with its custodian U.S. Treasury obligations, high-grade debt securities or cash equal in value to the exercise price of the put option, will have purchased a put option with a higher exercise price that will expire no earlier than the put option written or will have used some combination of these two methods. The Fund on behalf of each Portfolio, will only write put options involving securities for which a determination is made that it wishes to acquire the securities at the exercise price at the time the option is written.

A Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

A Portfolio may purchase call options on any securities in which it may invest in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

Balanced, Capital Growth and International Portfolios will normally purchase put options in anticipation of a decline in the market value of securities in their portfolios ("protective puts") or securities of the type in which they are permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. Exchange markets in securities options are a relatively new and untested concept. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund, on behalf of a Portfolio, may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately thirty broker-dealers make these markets and the Advisor will consider risk factors such as their creditworthiness when determining a broker-dealer with which to engage in options transactions. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Written over-the-counter options purchased by the Fund and portfolio securities "covering" the Fund's obligation pursuant to an over-the-counter option may be deemed to be illiquid and may not be readily marketable. The Advisor will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund's Trustees.


Options on Futures. For bona fide hedging purposes, the Fund may also purchase and write, on behalf of each of the Bond, Balanced, Capital Growth and International Portfolios, call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC or on any foreign exchange for the purpose of options trading, to the extent permitted by law. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires. (See "Strategic Transactions and Derivatives".)


Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When a person exercises an option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," his gain will be credited to his futures margin account, while the loss suffered by the writer of the option will be debited to his account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Portfolio will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Portfolio will not purchase or write options on futures contracts unless, in the Advisor's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Bond Portfolio and Balanced Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

Bond Portfolio and Balanced Portfolio may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require Bond Portfolio and Balanced Portfolio to dispose of any then existing holdings of such securities.




Real Estate Investment Trusts ("REITs"). Bond, Growth and Income. Global Discovery and Health Sciences Portfolios may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into "reverse repurchase agreements," which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.




Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market Portfolio, may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine


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

months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund's Board , if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market Portfolio, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. Bond, Balanced, Capital Growth and International Portfolios may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See "Strategic Transactions and Derivatives".)


Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.


Securities with Put Rights. On behalf of the Money Market Portfolio, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.


Short Sales Against the Box. Health Sciences Portfolio may make short sales of common stocks if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Portfolio may enter into short sales against the box.

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of Balanced, Growth and Income, Capital Growth or International Portfolios with regard to market (systematic) risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio's securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See "Strategic Transactions and Derivatives".)


Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS(TM)") and Certificate of Accrual on Treasuries ("CATS(TM)"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


Third Party Puts. On behalf of the Money Market Portfolio, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund's portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


Trust Preferred Securities. Bond Portfolio and Balanced Portfolio may each invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.


U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Portfolio's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio's average portfolio maturity. As a result, a Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. On behalf of the Money Market Portfolio, the Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


Warrants. Each Portfolio (except Money Market Portfolio) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a "when-issued" or "forward delivery" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. Bond, Balanced, Growth and Income, Capital Growth and Global Discovery Portfolios may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


Strategic Transactions and Derivatives. Applicable to Growth and Income, 21st Century Growth, Global Discovery and Health Sciences Portfolios.


Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery and Health Sciences Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, Growth and Income Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio and Health Sciences Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.


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

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


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

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.


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

Each Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Each Portfolio's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


Each Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


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

Currency Transactions. Each Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. Each Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the U.S. When conducted outside the U.S., the above described specialized investment techniques may not be regulated as effectively as in the U.S.; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the U.S. of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during on-business hours in the U.S.; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (v) lower trading volume and liquidity.


                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the Fund's investment advisor, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor").


DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

Pursuant to an investment management agreement with each Portfolio (each an "Agreement," and collectively, the Agreements"), the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Portfolios may invest, the conclusions and investment decisions of the Advisor with respect to the Portfolios are based primarily on the analyses of its own research department.


In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.


Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

The current investment management agreements (each an "Agreement," collectively the "Agreements") for all Portfolios dated April 5, 2002 were last renewed by the Trustees on August 12, 2002. The Agreements had an initial term ending September 30, 2002 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.


Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio's assets shall be held uninvested, subject always to the provisions of the Fund's Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio's investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios' transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the fund's investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the fund.


The Advisor pays the compensation and expenses of all affiliated Trustees and executive employees of the Fund and makes available, without expense to the Fund, the services of such affiliated persons as may duly be elected Trustees of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and pays the Fund's office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

                                     % of the average
                                  daily net asset values
          Portfolio                 of each Portfolio       2002           2001           2000
          ---------                 -----------------       ----           ----           ----

   Money Market Portfolio                0.370%         $  449,733     $  477,732     $  537,218
   Bond Portfolio                        0.475%            755,776        744,257        441,616
   Balanced Portfolio                    0.475%            716,548        842,012        921,724
   Growth and Income Portfolio           0.475%            808,530        886,421        959,668
   Capital Growth Portfolio*                             3,274,898      4,294,952      5,692,473
   21st Century Growth                   0.875%            343,247        472,563        204,230
   Portfolio**
   Global Discovery Portfolio+           0.975%          1,401,011      1,567,263      1,359,123
   International Portfolio***                            4,282,369      5,282,944      6,655,622
   Health Sciences Portfolio++                             520,626         76,018             --


* The investment management fee for the Capital Growth Portfolio is calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.46%, 0.46% and 0.47% for the fiscal years ended December 31, 2000, 2001 and 2002, respectively.


** 21st Century Growth Portfolio commenced operations on May 3, 1999. Until April 30, 2004, the Advisor has agreed to limit total operating expenses of 21st Century Growth Portfolio to 1.50%, of average daily net assets for Class A and 1.75% of average daily net assets for Class B. The portfolio changed its name on May 1, 2000 from Small Company Growth Portfolio.

*** The investment management fee for the International Portfolio is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.82%, 0.84% and 0.87% for the fiscal years ended December 31, 2000, 2001 and 2002, respectively.

+ From May 1, 2002 until April 30, 2004, the Advisor agreed to waive all or a portion of its management fee to limit the expenses of the Portfolio to 1.25% of average daily net assets for Class A and 1.65% of average daily net assets for Class B.

++ Health Sciences Portfolio commenced operations on May 1, 2001. The investment management fee for the Health Sciences Portfolio is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.75% for the fiscal year ended December 31, 2002. Until April 30, 2004, the Advisor has agreed to maintain the expenses, excluding 12b-1 fees, to 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B.


Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio's shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios' investment management agreements and underwriting agreement, have approved payments to the Advisor and Scudder Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

Each Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Zurich Scudder Investments, Inc." and "Scudder Stevens and Clark, Inc." (together, the "Scudder Marks"). Under this license, the Fund, with respect to the Portfolios, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Fund's investment products and services.


In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund's expense.


The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company's general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.


Officers and Trustees of the Fund may not have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of a Portfolio.

The term "Scudder Investments" is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.

Board Considerations in Connection with Annual Renewal of Investment Management Agreements for Scudder Variable Series I Fund and the Sub-Advisory Agreement for International Portfolio

The Trustees approved the continuation of each Portfolio's current investment management agreement in August 2002 and the sub-advisory agreement for International Portfolio in June 2002. In connection with their deliberations, the Trustees considered such information and factors as they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Portfolios. The factors considered by the Trustees included, among others, the nature, quality and extent of services provided by the Advisor to the Portfolios; investment performance, the Portfolios themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Portfolios and other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Portfolios. In assessing the possible financial and other benefits to the Advisor and its affiliates, the benefits considered by the Trustees included research services available to the Advisor by reason of brokerage business generated by the Portfolios.

The Trustees requested and received extensive information from the Advisor in connection with their consideration of the factors cited above. The Trustees met privately with their independent legal counsel on several occasions to review this information, and requested and received additional information on a range of topics. In conducting their review, the Trustees also considered the Advisor's recent acquisition by Deutsche Bank AG, including the possible effects of this transaction and the resulting organizational changes on the utility of certain historic information regarding the Portfolios and the Advisor. To the extent they deemed them relevant, the Trustees also considered the extensive materials they had requested and received in connection with their consideration of that acquisition of the Advisor.


Subadvisor


Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the International Portfolio and is responsible for managing such Portfolio's assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The Advisor compensates DeAMIS out of the management fee it receives from the portfolio.

The Advisor pays DeAMIS for its services a sub-advisory fee, payable monthly, at the annual rate of 0.560% of the first $250 million of the International Portfolio's average daily net assets; 0.550% of the next $250 million of such net assets; 0.530% of the next $500 million of such net assets; 0.490% of such net assets in excess of $1 billion.

The sub-advisory agreement provides that DeAMIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or from reckless disregard by DeAMIS of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement was approved on June 11, 2002 and continues in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolios, and will terminate automatically upon assignment or upon termination of the Portfolios' investment management agreement.


AMA InvestmentLink(SM) Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.


Codes of Ethics

The Fund, the Advisor, subadvisor, as applicable, and the Fund's principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


Portfolio Transactions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker-dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

A Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker-dealers who supply research services to the Advisor or a Fund. The term "research services", may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Advisor in exchange for the direction by the Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker-dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

When selecting a broker-dealer to effect portfolio transactions on behalf of a Fund, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that each of the Funds will benefit by the direction of orders of the Funds to broker-dealers in consideration of those broker-dealers' sales of the Scudder-branded, open-end funds in general.


The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years as applicable and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                                                     Allocated to
                                                                                        Firms
                                                                                      Based on
                                                                                     Research in
              Portfolio                  Fiscal 2000    Fiscal 2001   Fiscal 2002    Fiscal 2002
              ---------                  -----------    -----------   -----------    -----------

Money Market Portfolio                  $        0     $        0    $        0       $        0
Bond Portfolio                          $        0     $        0    $        0       $        0
Balanced Portfolio                      $  174,391     $  241,759    $  146,093       $  102,651
Growth And Income Portfolio             $  231,122     $  262,263    $  293,418       $  199,752
Capital Growth Portfolio                $  898,425     $  609,731    $  351,893       $  251,531
21st Century Growth Portfolio           $   14,336     $   35,604    $  115,527       $   70,665
Global Discovery Portfolio              $  238,217     $  224,998    $  225,802       $  150,584
International Portfolio                 $2,229,792     $2,449,189    $1,852,650       $1,475,851
Health Sciences Portfolio*                     n/a     $   38,237    $  107,097       $   80,840


*     Commenced operations May 1, 2001

The Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. No recapture arrangements are currently in effect.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of annual sales or purchases to the monthly average value of the securities owned by the portfolios during the year, excluding from both the numerator and the denominator all securities whose remaining maturities at the time of acquisition of one year or less. Portfolio turnover rates for the years ended December 31, 2001 and 2002, respectively, are as follows:

                                      12/31/01               12/31/02
                                      --------               --------


Bond Portfolio                          169%                   262%
Balanced Portfolio                      100%                   141%
Growth and Income Portfolio              67%                    66%
Capital Growth Portfolio                 33%                    25%
Global Discovery Portfolio               56%                    47%
International Portfolio                 105%                   123%
21st Century Growth Portfolio           103%                    72%
Health Sciences Portfolio*               34%                    53%


*     Commenced operations May 1, 2001



Investors' perceptions regarding the U.S. economy changed significantly over the course of 2000. Evidence began to emerge suggesting that the Federal Reserve's series of interest rate increases was beginning to have its effect. The interest rate increases, higher energy prices and a sharply declining stock market were signs that the U.S. market had cooled significantly.


Under the above definition, Money Market Portfolio will have no portfolio turnover. Purchases and sales for each Portfolio are made whenever necessary, in management's opinion, to meet the Portfolio's objective.


Distributor

Pursuant to an underwriting agreement dated September 30, 2002, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the "Distributor"), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.


Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.


Each Portfolio has adopted a distribution plan under Rule 12b-1 (the "Plan") that provides for fees payable as an expense of the Class B shares. Under the plan, Scudder Variable Series I may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.


Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

      Class B Shares            Fiscal Year 2001        Fiscal Year 2002
      --------------            ----------------        ----------------

Growth and Income Portfolio            $27,833                 $20,214
Global Discovery Portfolio             $19,980                 $13,767
International Portfolio                $ 3,375                 $13,199
Capital Growth Portfolio               $ 2,189                 $ 1,484
21st Century Growth Portfolio          $     2                 $    30
Health Sciences Portfolio                   --                 $    54


The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate;
(b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.


Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund's Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisers and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.


The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.


                                SERVICE PROVIDERS

Transfer Agent


Prior to May 1, 2001, the Fund's transfer agent was Scudder Service Corporation ("SSC"). As of May 1, 2001, Scudder Investments Service Company ("SISC"), 811 Main Street, Kansas City, Missouri 64105-2005, became the transfer and dividend paying agent for the Fund. The Fund reimburses SISC, or pays directly, for "out-of-pocket" expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. SISC receives no fee for its services to the Fund. These expenses will be billed by SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.


Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio's shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market, Bond, Balanced, Growth and Income, Capital Growth, Health Sciences and 21st Century Growth Portfolios are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. Portfolio securities of Global Discovery and International Portfolios are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Accountants/Auditors and Reports to Shareholders


The Financial Highlights of the Portfolios included in the Fund's prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.


Legal Counsel


The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its independent trustees.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market Portfolio pays SFAC an annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth, Health Sciences Portfolio and 21st Century Growth Portfolio each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. Global Discovery and International Portfolios each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. SFAC computes net asset value for the Portfolios. The Fund pays SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company SSB, SFAC has delegated certain fund accounting functions to SSB under the fund's fund accounting agreements. The costs and expenses of such delegation are borne by SFAC, not by the fund.


For the year ended December 31, 2000, fees paid to SFAC amounted to $36,600 for Money Market Portfolio, $39,342 for Bond Portfolio, $67,360 for Balanced Portfolio, $73,430 for Growth and Income Portfolio, $163,280 for Capital Growth Portfolio, $169,756 for Global Discovery Portfolio, $536,976 for International Portfolio and $54,067 for 21st Century Growth Portfolio. For the year ended December 31, 2001, fees paid to SFAC amounted to $31,500 for Money Market Portfolio, $45,115 for Bond Portfolio, $61,696 for Balanced Portfolio, $69,932 for Growth and Income Portfolio, $132,101 for Capital Growth Portfolio, $148,091 for Global Discovery Portfolio, $434,504 for International Portfolio and $45,285 for 21st Century Growth Portfolio. For the period May 1, 2001 (commencement of operations) to December 31, 2001, fees paid to SFAC amounted to $33,884 for the Health Sciences Portfolio. For the year ended December 31, 2002, fees paid pursuant to the agreement amounted to $28,979 for Money Market Portfolio, $59,250 for Bond Portfolio, $57,366 for Balanced Portfolio, $69,585 for Growth and Income Portfolio, $116,650 for Capital Growth Portfolio, $142,659 for Global Discovery Portfolio, $353,261 for International Portfolio, $42,245 for 21st Century Growth Portfolio and $57,322 for Health Sciences Portfolio.


Pursuant to a sub-administration and sub-accounting agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the fund's investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the fund.

                                   PERFORMANCE

From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information for each Portfolio (other than Money Market Portfolio) is calculated separately for each class of such Portfolio in accordance with formulae prescribed by the Securities and Exchange Commission. The calculation of each Portfolio's performance does not reflect insurance charges. These performance figures may be calculated in the following manner:

Money Market Portfolio

1. Yield is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

      The yield of Money Market Portfolio for the seven-day period ended December 31, 2002, was 1.20%.

2. Effective yield is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

              Effective Yield = [(Base Period Return + 1)^365/7] - 1


The net annualized yield of the Portfolio for the seven-day period ended December 31, 2002, was 1.21%.


As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

In connection with communicating its yield or effective yield to current or prospective shareholders, Money Market Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing pieces and other fund literature, a Portfolio's yield and performance over time may be compared to the performance of broad groups of comparable mutual funds, bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indexes of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit, and the deposit principal is insured by the FDIC.

Bond Portfolio

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       YIELD = 2[((a-b)/cd + 1)^6 - 1]
Where:

        a     =    dividends and interest earned during the period
        b     =    expenses accrued for the period (net of reimbursements)
        c     =    the average  daily  number of shares  outstanding  during the period that were entitled to receive dividends
        d     =    the maximum offering price per share on the last day of the period

               Yield for the 30-day period ended December 31, 2002


                              Bond Portfolio 3.86%


All Portfolios

Average Annual Total Return is the average annual compound rate of return for the periods of one year and five years (or such shorter periods as may be applicable dating from the commencement of the Portfolio's operations) all ended on the date of a recent calendar quarter.

Average annual total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

        P           =    a hypothetical initial investment of $1,000
        T           =    Average Annual Total Return
        n           =    number of years
        ERV         =    ending redeemable value: ERV is the value, at the end
                         of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      Average Annual Total Return for periods ended December 31, 2002 -- Class A Shares


                                              One Year   Five Years   Ten Years   Since Inception
                                              --------   ----------   ---------   ---------------

       Money Market Portfolio(6)                  1.49%     4.36%        4.40%        n/a
       Bond Portfolio                             7.66      5.85         6.54         n/a
       Balanced Portfolio                       -15.07      2.12         7.48         n/a
       Growth and Income Portfolio*(1)          -23.13     -5.42          n/a       6.08%
       Capital Growth Portfolio**               -29.18     -3.03         6.98         n/a
       Global Discovery                         -19.89      2.02          n/a        4.14
       International Portfolio++                -18.37     -4.15         4.40         n/a
       21st Century Growth Portfolio(3)(4)(7)   -41.25       n/a          n/a      -12.31
       Health Sciences Portfolio+++(3)(5)(7)    -23.10       n/a          n/a      -11.29


* On May 1, 1997, existing Growth and Income Portfolio shares were redesignated as Class A shares.

** On May 12, 1997, existing Capital Growth Portfolio shares were redesignated as Class A shares.

+ On May 2, 1997, existing Global Discovery Portfolio shares were redesignated as Class A shares.

++ On May 8, 1997, existing International Portfolio shares were redesignated as Class A shares.

+++ On May 1, 2002, existing Health Sciences Portfolio shares were redesignated as Class A shares.

(1) For the period beginning May 2, 1994 (commencement of operations) to December 31, 2002.

(2) For the period beginning May 1, 1996 (commencement of operations) to December 31, 2002.


(3) Until April 30, 2004, the Advisor has agreed to waive all or part of its fees for Global Discovery Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolio's' total expenses do not exceed 1.25%, 1.50% and 0.95% of average annual net assets for Class A shares, respectively.


(4) For the period beginning May 3, 1999 (commencement of operations) to December 31, 2002.

(5) For the period beginning May 1, 2001 (commencement of operations) to December 31, 2002.

(6)   Money Market Portfolio does not offer separate classes of shares.


(7) Total returns would have been lower if operating expenses hadn't been reduced.


      Average Annual Total Return for periods ended December 31, 2002 -- Class B Shares*


                                                                                          Since
                                                   One Year   Five Years   Ten Years    Inception
                                                   --------   ----------   ---------    ---------
       Money Market Portfolio                          1.49%      4.36%       4.40%        n/a
       Bond Portfolio**                                7.41       5.60        6.29         n/a
       Balanced Portfolio**                          -15.32       1.87        7.23         n/a
       Growth and Income Portfolio(1)                -23.40      -5.68         n/a        5.80%
       Capital Growth Portfolio(2)                   -29.37      -3.29        6.71         n/a
       Global Discovery Portfolio***(3) (7)          -20.07       1.77         n/a        3.94
       International Portfolio(4)                    -18.62      -4.32        4.17         n/a
       21st Century Growth Portfolio***(5) (7)       -41.14        n/a         n/a      -12.57
       Health Sciences Portfolio***(6) (7)           -23.21        n/a         n/a      -11.44


* Prior to the inception of each Portfolio's Class B shares, performance figures are based on the historical performance of the Portfolios' original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B shares. Class A shares invest in the same portfolio of securities and the annual total returns differ only to the extent that the classes do not have the same expenses. Money Market Portfolio does not offer separate classes of shares.

** As of December 31, 2001, Bond and Balanced Portfolios each had not begun issuing Class B shares.


*** Until April 30, 2004, the Advisor has agreed to waive all or part of its fees for Global Discovery Portfolio, 21st Century Growth Portfolio and Health Sciences Portfolio, excluding 12b-1 fees, to the extent necessary so that the Portfolios' total expenses do not exceed 1.65%, 1.75% and 1.35% of average annual net assets for Class B shares, respectively.


(1) For the period beginning May 2, 1994 (commencement of operations) to December 31, 2002. The Fund commenced selling Growth and Income Portfolio Class B shares on May 1, 1997.

(2) The Fund commenced selling Capital Growth Portfolio Class B shares on May 12, 1997.

(3) For the period beginning May 1, 1996 (commencement of operations) to December 31, 2002. The Fund commenced selling Global Discovery Portfolio Class B shares on May 2, 1997.

(4) The Fund commenced selling International Portfolio Class B shares on May 8, 1997.

(5) For the period beginning May 3, 1999 (commencement of operations) to December 31, 2002. The Fund commenced selling 21st Century Growth Portfolio Class B shares on May 3, 1999.

(6) For the period beginning May 1, 2001 (commencement of operations) to December 31, 2002. As of December 31, 2001, Health Sciences Portfolio had not begun issuing Class B shares.


(7) Total returns would have been lower if operating expenses hadn't been reduced.


Comparison of Portfolio Performance

In connection with communicating its performance to current or prospective shareholders, the Portfolios also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Portfolios. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Portfolios invest.

From time to time, in advertising and marketing literature, the Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations.

From time to time, in marketing and other Portfolio literature, Trustees and officers of the Portfolios, the Portfolios' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Portfolios. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

The Portfolios may be advertised as an investment choice in Scudder's college planning program.

Marketing and other Portfolio literature may include a description of the potential risks and rewards associated with an investment in the Portfolios. The description may include a "risk/return spectrum" which compares the Portfolios to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Portfolios to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky but also to offer the less potential return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of, or selections from, editorials or articles about a Portfolio.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The U.S. is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                            PURCHASES AND REDEMPTIONS


The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market Portfolio, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See "NET ASSET VALUE.") Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable, (iii) as the SEC may by order permit for the protection of the security holders of the Fund or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.


Should any conflict between VA contract and VLI policy holders arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Special Redemption and Exchange Information for Health Sciences Portfolio


In general, shares of the Health Sciences Portfolio may be exchanged or redeemed at net asset value. However, shares of the Portfolio held for less than one year are redeemable at a price equal to 99% of the then current net asset value per share. This 1% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment, to avoid or to compensate the Portfolio for transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Portfolio reserves the right to modify the terms of or terminate this fee at any time.


The redemption discount will not be applied to (a) a redemption of shares of the Portfolio outstanding for one year or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Portfolio), (d) a redemption of shares due to the death of the registered shareholder of a Portfolio account, or, due to the death of all registered shareholders of a Portfolio account with more than one registered shareholder, (i.e., joint tenant account), upon receipt by Scudder Investments Service Company of appropriate written instructions and documentation satisfactory to Scudder Investments Service Company, or (e) a redemption of shares by the Portfolio upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information. However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year. Finally, if a redeeming shareholder acquires Portfolio shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

Money Market Portfolio

The net investment income of Money Market Portfolio is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market Portfolio consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accreted market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market Portfolio will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder's account, (2) to offset each shareholder's pro rata portion of negative net income from the shareholder's accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market Portfolio incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market Portfolio incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund's income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

Other Portfolios

Each Portfolio, except Money Market Portfolio, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market Portfolio, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.


Each Portfolio of the Fund has elected to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Section 817(h) of the Code requires that the investments of a segregated asset account (a "Separate Account") of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts or VLI policies. Each Portfolio intends to comply with applicable requirements so that the Portfolio's investments are "adequately diversified" for this purpose. Section 817(h) and the U.S. Treasury Regulations thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a Portfolio satisfies certain conditions, a Separate Account owning shares of the Portfolio will be treated as owning multiple investments consisting of the Separate Account's proportionate share of each of the assets of the Portfolio. Each Portfolio intends to satisfy these conditions so that the shares of the Portfolio owned by a segregated asset account of an insurance company depositor will be treated as multiple investments. If, however, a Portfolio is not "adequately diversified" within the meaning of Section 817(h) of the Code, the VA contracts and VLI policies supported by the Portfolio may not be treated as annuity or life insurance contracts, as the case may be, for any period (or subsequent period) during which the Portfolio is not "adequately diversified."

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons. Each shareholder which is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by it, where such amounts are treated as income from U.S. sources under the Code. The Bush Administration has announced a proposal to accelerate reductions in tax rates, which may change the backup-withholding rate as well.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. Because the fund's shares are expected to be owned in connection with VA and VLI contracts, this proposal, should it be enacted, will likely not affect the tax discussion above.


For further information concerning federal income tax consequences for the holders of the VA contracts and VLI policies, shareholders should consult the prospectus used in connection with the issuance of their particular contracts or policies. Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.

                                 NET ASSET VALUE


The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for regular trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or on one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.


Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing Committee.

                              OFFICERS AND TRUSTEES


The following table presents certain information regarding the Trustees and Executive Officers for a Fund as of May 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund.

Independent Trustees


                                                                                Number of
Name, Age, Position(s)                                                          Funds in Fund
Held with the Fund and    Principal Occupation(s) During Past 5 Years and       Complex
Length of Time Served(1)  Other Directorships Held                              Overseen
-----------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (59) President, WGBH Educational Foundation.                     47
Trustee, 1990-present     Directorships: American Public Television; New
                          England Aquarium; Becton Dickinson and Company
                          (medical technology company); Mass Corporation for
                          Educational Telecommunications; The A.H. Belo
                          Company (media company); Committee for Economic
                          Development; Concord Academy; Public Broadcasting
                          Service; Boston Museum of Science
-----------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (56)  President, Driscoll Associates (consulting firm);           47
Trustee, 1987-present     Executive Fellow, Center for Business Ethics,
                          Bentley College; formerly, Partner, Palmer & Dodge
                          (1988-1990); Vice President of Corporate Affairs and
                          General Counsel, Filene's (1978-1988).
                          Directorships: CRS Technology (technology service
                          company); Advisory Board, Center for Business
                          Ethics, Bentley College; Board of Governors,
                          Investment Company Institute; former Chairman, ICI
                          Directors Services Committee
-----------------------------------------------------------------------------------------------
Keith R. Fox (49)         Managing Partner, Exeter Capital Partners (private          47
Trustee, 1996-present     equity funds). Directorships: Facts on File (school
                          and library publisher); Progressive Holding
                          Corporation (kitchen importer and distributor);
                          Cloverleaf Transportation Inc. (trucking); K-Media,
                          Inc. (broadcasting); Natural History, Inc. (magazine
                          publisher); National Association of Small Business
                          Investment Companies (trade association)
-----------------------------------------------------------------------------------------------
Louis E. Levy (70)        Retired. Formerly, Chairman of the Quality Control          47
Trustee, 2002-present     Inquiry Committee, American Institute of Certified
                          Public Accountants (1992-1998); Partner, KPMG LLP
                          (1958-1990). Directorships: Household International
                          (banking and finance); ISI Family of Funds
                          (registered investment companies; 4 funds overseen);
                          Kimberly-Clark Corporation (personal consumer
                          products)
-----------------------------------------------------------------------------------------------
Jean Gleason Stromberg    Retired. Formerly, Consultant (1997-2001); Director,        47
(59)                      U.S. General Accounting Office (1996-1997); Partner,
Trustee, 1999-present     Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).
                          Directorships: The William and Flora Hewlett
                          Foundation; Service Source, Inc.
-----------------------------------------------------------------------------------------------
Jean C. Tempel (60)       Managing Partner, First Light Capital (venture              47
Trustee, 1994-present     capital group) (2000-present); formerly, Special
                          Limited Partner, TL Ventures (venture capital fund)
                          (1996-1998); General Partner, TL Ventures
                          (1994-1996); President and Chief Operating Officer,
                          Safeguard Scientifics, Inc. (public technology
                          business incubator company) (1991-1993).
                          Directorships: Sonesta International Hotels, Inc.;
                          Aberdeen Group (technology research); The Reference,
                          Inc. (IT consulting for financial services); United
                          Way of Mass Bay. Trusteeships: Connecticut College,
                          Chair, Finance Committee; Northeastern University,
                          Chair, Funds and Endowment Committee
-----------------------------------------------------------------------------------------------

Name, Age, Position(s)                                                          Funds in Fund
Held with the Fund and    Principal Occupation(s) During Past 5 Years and       Complex
Length of Time Served(1)  Other Directorships Held                              Overseen
-----------------------------------------------------------------------------------------------
Carl W. Vogt (67)         Senior Partner, Fulbright & Jaworski, L.L.P. (law           47
Trustee, 2002-present     firm); formerly, President (interim) of Williams
                          College (1999-2000); President, certain funds in the
                          Deutsche Asset Management Family of Funds (formerly,
                          Flag Investors Family of Funds) (registered investment
                          companies) (1999-2000). Directorships: Yellow
                          Corporation (trucking); American Science & Engineering
                          (x-ray detection equipment); ISI Family of Funds
                          (registered investment companies, 4 funds overseen);
                          National Railroad Passenger Corporation (Amtrak);
                          formerly, Chairman and Member, National Transportation
                          Safety Board
-----------------------------------------------------------------------------------------------


Interested Trustees and Officers


Name, Age, Position(s)                                                          Funds in Fund
Held with the Fund and    Principal Occupation(s) During Past 5 Years and       Complex
Length of Time Served(1)  Other Directorships Held                              Overseen
-----------------------------------------------------------------------------------------------
Richard T. Hale(2,4) (57) Managing Director, Deutsche Bank Securities Inc.           201
Chairman and Trustee      (formerly Deutsche Banc Alex. Brown Inc.) and
(2002-present) and        Deutsche Asset Management (1999 to present);
President, 2003-present   Director and President, Investment Company Capital
                          Corp. (registered investment advisor) (1996 to
                          present); Director, Deutsche Global Funds, Ltd. (2000
                          to present), CABEI Fund (2000 to present), North
                          American Income Fund (2000 to present) (registered
                          investment companies); Director, Scudder Global
                          Opportunities Fund (since 2003); Director/Officer
                          Deutsche/Scudder Mutual Funds (various dates);
                          President, Montgomery Street Securities, Inc. (2002 to
                          present) (registered investment companies); Vice
                          President, Deutsche Asset Management, Inc. (2000 to
                          present); formerly, Director, ISI Family of Funds
                          (registered investment companies; 4 funds overseen)
                          (1992-1999)
-----------------------------------------------------------------------------------------------
Daniel O. Hirsch(4) (48)  Managing Director of Deutsche Asset Management             n/a
Vice President and        (2002-present) and Director, Deutsche Global Funds
Assistant Secretary,      Ltd. (2002-present); formerly, Director, Deutsche
2002-present              Asset Management (1999-2002); Principal, BT Alex.
                          Brown Incorporated (now Deutsche Bank Securities
                          Inc.) (1998-1999); Assistant General Counsel, United
                          States Securities and Exchange Commission (1993-1998)
-----------------------------------------------------------------------------------------------
John Millette (40)        Director of Deutsche Asset Management                      n/a
Vice President and
Secretary, 1999-present
-----------------------------------------------------------------------------------------------
Kenneth Murphy (39)       Vice President of Deutsche Asset Management                n/a
Vice President,           (2000-present); formerly, Director, John Hancock
2002-present              Signature Services (1992-2000); Senior Manager,
                          Prudential Mutual Fund Services (1987-1992)
-----------------------------------------------------------------------------------------------
Charles A. Rizzo (45)     Director, Deutsche Asset Management (April                 n/a
Treasurer, 2002-present   2000-present). Formerly, Vice President and
                          Department Head, BT Alex. Brown Incorporated (now
                          Deutsche Bank Securities Inc.) (1998-1999); Senior
                          Manager, Coopers & Lybrand L.L.P. (now
                          PricewaterhouseCoopers LLP) (1993-1998)
-----------------------------------------------------------------------------------------------

Name, Age, Position(s)                                                          Funds in Fund
Held with the Fund and    Principal Occupation(s) During Past 5 Years and       Complex
Length of Time Served(1)  Other Directorships Held                              Overseen
-----------------------------------------------------------------------------------------------
Brenda Lyons (40)         Managing Director of Deutsche Asset Management             n/a
Assistant Treasurer,
2000-present
-----------------------------------------------------------------------------------------------
Caroline Pearson (41)     Managing Director of Deutsche Asset Management             n/a
Assistant Secretary,
1997-present
-----------------------------------------------------------------------------------------------
James E. Fenger3 (43)     Managing Director of Deutsche Asset Management             n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Christopher Gagnier5 (45) Director of Deutsche Asset Management                      n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Audrey Jones5 (57)        Managing Director of Deutsche Asset Management             n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Kathleen T. Millard5 (41) Managing Director of Deutsche Asset Management             n/a
Vice President,
1999-present
-----------------------------------------------------------------------------------------------
Joseph Axtell5 (45)       Director of Deutsche Asset Management                      n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Darlene Rasel5 (51)       Managing Director of Deutsche Asset Management             n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Julie Van Cleave5 (43)    Managing Director of Deutsche Asset Management             n/a
Vice President,
2002-present
-----------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo Director, Deutsche Asset Management                         n/a
(46)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------
Salvatore Schiavone (37 ) Director, Deutsche Asset Management.                        n/a
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------
Lucinda Stebbins (57)     Director, Deutsche Asset Management.  Trustee of            n/a
Assistant Treasurer,      Massachusetts Hospital School.
2003-present
-----------------------------------------------------------------------------------------------

(1) Length of time served reflects the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served reflects the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.


(2) Mr. Hale is considered an "interested person" of the fund because of his affiliation with the Advisor.

(3)   Address: 222 South Riverside Plaza, Chicago, Illinois

(4)   Address: One South Street, Baltimore, Maryland

(5)   Address: 345 Park Avenue, New York, New York


Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.


Kenneth Murphy:                          Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary


Trustees' Responsibilities. The Board of Trustees' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, eight of the Board's nine members are "Independent Trustees"; that is, they are not "interested persons" (as defined in the 1940 Act) of the Trust or the Advisor.


The Trustees meet multiple times during the year to review the investment performance of the Portfolios and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2002, the Trustees conducted over 33 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 24 different days. In addition, various Trustees participated as members of the Board's Valuation Committee throughout the year. Furthermore, the Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

For a discussion of the factors considered by the Board in connection with its most recent approval of the continuation of the Funds' management contracts, please refer to "Management of the Fund -- Board Considerations in Connection with Annual Renewal of Investment Management Agreements."


Board Committees. The Board has the following standing committees:


Audit Committee: The Audit Committee makes recommendations regarding the selection of independent auditors for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent accountants as to their independence. The members of the Audit Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy (Chair), Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Audit Committee held three meetings during the calendar year 2002.

Committee on Independent Trustees: The Committee on Independent Trustees selects and nominates Independent Trustees*; establishes Trustee compensation, retirement, fund ownership and other corporate governance policies and conducts periodic reviews of independent legal counsel. The members of the Committee on Independent Trustees are Henry P. Becton, Jr., Dawn-Marie Driscoll (Chair), Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Committee on Independent Trustee held eleven meetings during the calendar year 2002.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox and Richard T. Hale. The Alternate Valuation Committee members are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Jean C. Tempel. The Valuation Committee held seven meetings during calendar year 2002.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on Portfolios primarily investing in equity securities (the "Equity Oversight Committee") and one focusing on funds primarily investing in fixed income securities (the "Fixed Income Oversight Committee"). These Committees meet regularly with portfolio managers and other investment personnel to review the relevant funds' investment strategies and investment performance. The members of the Equity Oversight Committee are Henry
P. Becton, Jr. (Chair), Jean C. Tempel and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Louis E. Levy and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held four meetings during calendar year 2002.

Shareholder Servicing Committee: The Shareholder Servicing Committee reviews and reports to Board on matters relating to the quality, type and level of services provided to fund shareholders. The members of the Shareholder Servicing Committee are Henry P. Becton, Jr. (Co-Chair), Dawn-Marie Driscoll, Keith R. Fox (Co-Chair), Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel and Carl W. Vogt. The Shareholder Servicing Committee held four meetings during calendar year 2002.


* Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at trustees' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.


Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to benefit from fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the most recent calendar year.

                          Compensation       Pension or Retirement
                          from Scudder        Benefits Accrued as        Total Compensation
   Name of Trustee      Variable Series I    Part of Fund Expenses    Paid to Trustees(4)(5)(6)
   ---------------      -----------------    ---------------------    -------------------------

Henry P. Becton, Jr.         $11,414                $0                   $170,000
Dawn-Marie Driscoll(1)       $12,033                $0                   $180,000
Edgar R. Fiedler(5)          $11,427                $0                   $176,397
Keith R. Fox                 $11,402                $0                   $170,000
Louis E. Levy(2)(4)*         $8,275                 $0                   $157,346
Jean Gleason Stromberg       $11,218                $0                   $165,000
Jean C. Tempel               $11,024                $0                   $164,000
Carl W. Vogt(3)*             $8,557                 $0                   $159,846


*     Newly elected Trustees, effective April 8, 2002.


(1) Includes $10,000 in annual retainer fees for Ms. Driscoll's role as Lead Trustee.

(2)   Includes deferred fees in the amount of $34,499.

(3) Includes deferred fees in the amount of $29,570. In addition to these payments, Mr. Vogt received payments in the amount of $9,506 (representing amounts earned in prior years and gain or interest thereon) from funds existing prior to the Deutsche Bank purchase of Scudder Investments.

(4) For each Trustee, (effective April 8, 2002 for Mr. Levy and Mr. Vogt), total compensation includes compensation for service on the boards of 19 trusts/corporations comprised of 53 funds/portfolios. In addition, for Mr. Levy and Mr. Vogt, the total includes compensation through July 30, 2002, for service on the boards of 20 trusts/corporations comprised of 73 funds/portfolios. Each Trustee currently serves on the boards of 19 DeAM trusts/corporations comprised of 47 funds/portfolios.

(5) Total compensation for Mr. Fiedler includes $6,397 in respect of prior services rendered to The Brazil Fund, Inc. These amounts were borne by the Advisor.

(6) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the proposed sale of the Advisor to Deutsche Bank AG. Such amounts totaled $19,000 for Messrs. Becton, Fiedler, Fox and Ms. Driscoll, $7,000 for Messrs. Levy and Vogt, $14,000 for Ms. Stromberg and $13,000 for Ms. Tempel. These meeting fees were borne by the Advisor.


Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustees beneficial share ownership as of December 31, 2002.


                                                     Aggregate Dollar Range of
                             Dollar Range of       Securities Owned in All Funds
                           Securities Owned in          in the Fund Complex
     Name of Trustees   Scudder Variable Series I       Overseen by Trustees
     ----------------   -------------------------       --------------------

Henry P. Becton, Jr.               None                     Over $100,000
Dawn-Marie Driscoll                None                     Over $100,000
Edgar R. Fiedler                   None                     Over $100,000
Keith Fox                          None                     Over $100,000
Louis E. Levy                      None                     Over $100,000
Richard T. Hale                    None                     Over $100,000
Jean Gleason Stromberg             None                     Over $100,000
Jean C. Tempel                     None                     Over $100,000
Carl W. Vogt                       None                     Over $100,000

Securities Beneficially Owned: None of the Independent Trustees owned securities beneficially of the Advisor, SISC or Person Directly or Indirectly Controlling, Controlled by or Under Common Control within the Advisor or SISC.

As of March 31, 2003, all Trustees and Officers of the Portfolios as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each Portfolio.

To the best of the Portfolios' knowledge, as of March 31, 2003, no person, other than stated below, owned beneficially more than 5% of each class of each Portfolio's outstanding shares.

       Fund Name And Class                      Owner                  # of shares         %
       -------------------                      -----                  -----------         -

Scudder Variable Series I:         Lincoln Benefit Life
Balanced Portfolio                 Annutiy-270                          1,763,992.033     13.6%
                                   2940 S 84th Street
                                   Lincoln, NE 68506-4142

       Fund Name And Class                      Owner                           # of shares       %
       -------------------                      -----                           -----------       -

Scudder Variable Series I: Balanced         Charter National Life Ins. Co.
Portfolio                                   Horizon                             4,443,460.113     34.2%
                                            2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I: Balanced         Safeco--130
Portfolio                                   Mutual Fund Controllers             5,504,313.066     42.3%
                                            Separate Accounts Accounting
                                            4854 154th Place, NE
                                            Redmond, WA 98052-9664

Scudder Variable Series I: Bond             Charter National Life Ins. Co.
Portfolio                                   Horizon                             3,615,813.265     13.0%
                                            2940 S. 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I: Bond             Mutual Of America Sep. Acct. 2
Portfolio                                   320 Park Avenue                     6,118,202.955     22.0%
                                            Saint Louis, MO 63122

Scudder Variable Series I: Bond             Powerv Farmers Powerv & Flex
Portfolio                                   Vulnet                              2,615,503.229     9.4%
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I: Bond             Lincoln Benefit Life Annuity--270   3,175,020.911     11.4%
Portfolio                                   2940 S. 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I: Bond             Mutual Of America                   7,038,375.479     25.3%
Portfolio                                   320 Park Avenue
                                            New York, NY10022-6815

Scudder Variable Series I: Bond             Provident Mutual Placa. Ann. Co. 02 1,547,562.788     5.6%
Portfolio                                   P.O. Box 7378
                                            Philadelphia, PA 19101-7378

Scudder Variable Series I: Capital          Allmerica Life Ins. Co.             2,480,068.898     5.2%
Growth Portfolio, Class A                   440 Lincoln Street
                                            Worcester, MA 01653-0002

Scudder Variable Series I: Capital          Mutual Of America                   6,589,404.179     13.9%
Growth Portfolio, Class A                   320 Park Avenue
                                            New York, NY10022-6815

Scudder Variable Series I: Capital          Destinations/ Farmers Fund          3,010,984.580     6.3%
Growth Portfolio, Class A                   c/o Kilico
                                            Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

       Fund Name And Class                      Owner                             # of shares       %
       -------------------                      -----                             -----------       -

Scudder Variable Series I:                  Charter National Life Ins. Co. --     6,493,717.048     13.7%
Capital Growth Portfolio, Class A           Horizon
                                            2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  Mutual Of America Sep. Acct. 2        20,562,612.396    43.4%
Capital Growth Portfolio, Class A           320 Park Avenue
                                            Saint Louis, MO 63122

Scudder Variable Series I:                  Safeco -- 130                         34,930.186        13.0%
Capital Growth Portfolio,                   Mutual Fund Controllers
Class B                                     Separate Accounts Accounting
                                            4854 154th Place, NE
                                            Redmond, WA 98052-9664

Scudder Variable Series I:                  The Manufactures Life Ins. Co. (USA)  232,441.798       86.7%
Capital Growth Portfolio,                   500 Boylston Street, Ste. 400
Class B                                     Boston, MA 02116-3740

Scudder Variable Series I:                  Allmerica Life Ins. Co.               4,266,778.370     25.5%
Global Discovery Portfolio,                 440 Lincoln Street
Class A                                     Worcester, MA 01653-0002

Scudder Variable Series I:                  Destinations/ Farmers Fund            9,003,979.387     53.7%
Global Discovery Portfolio,                 c/o Kilico
Class A                                     Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I:                  Charter National Life Ins. Co. --     1,827,360.794     10.9%
Global Discovery Portfolio,                 Horizon
Class A                                     2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  United Of Omaha                       560,059.514       77.0%
Global Discovery Portfolio,                 Attn.: Product Accounting &
Class B                                     Reporting
                                            11th Floor
                                            Mutual Of Omaha Plaza
                                            Omaha, NE 68175-0001

Scudder Variable Series I:                  The Manufactures Life Ins. Co. (USA)  149,161.572       20.5%
Global Discovery Portfolio,                 500 Boylston Street, Ste. 400
Class B                                     Boston, MA 02116-3740

       Fund Name And Class                      Owner                             # of shares       %
       -------------------                      -----                             -----------       -

Scudder Variable Series I:                  Allmerica Life Ins. Co.               4,494,187.179     23.5%
Growth and Income Portfolio,                440 Lincoln Street
Class A                                     Worcester, MA 01653-0002

Scudder Variable Series I:                  Charter National Life Ins. Co. --     4,546,767.310     23.8%
Growth and Income Portfolio,                Horizon
Class A                                     2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  Destinations/ Farmers Fund            5,363,131.380     28.0%
Growth and Income Portfolio,                c/o Kilico
Class A                                     Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I:                  The Manufactures Life Ins. Co. (USA)  226,471.153       19.8%
Growth and Income Portfolio,                500 Boylston Street, Ste. 400
Class B                                     Boston, MA 02116-3740

Scudder Variable Series I:                  United Of Omaha                       864,486.798       75.6%
Growth and Income Portfolio,                Attn.: Product Accounting &
Class B                                     Reporting
                                            11th Floor
                                            Mutual Of Omaha Plaza
                                            Omaha, NE 68175-0001

Scudder Variable Series I:                  Allmerica Life Ins. Co.               2,244,117.394     26.4%
Health Sciences Portfolio,                  440 Lincoln Street
Class A                                     Worcester, MA 01653-0002

Scudder Variable Series I:                  Destinations/ Farmers Fund            6,154,291.633     72.4%
International Portfolio,                    c/o Kilico
Class A                                     Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I:                  The Manufactures Life Ins. Co. (USA)  216,066.849       98.8%
International Portfolio,                    500 Boylston Street, Ste. 400
Class A                                     Boston, MA 02116-3740

Scudder Variable Series I:                  Allmerica Life Ins. Co.               4,218,270.386     6.8%
International Portfolio,                    440 Lincoln Street
Class A                                     Worcester, MA 01653-0002

Scudder Variable Series I:                  Mutual Of America Sep. Acct. 2        11,864,149.540    19.0%
International Portfolio,                    320 Park Avenue
Class A                                     Saint Louis, MO 63122

       Fund Name And Class                      Owner                           # of shares       %
       -------------------                      -----                           -----------       -

Scudder Variable Series I:                  Union Central Esp. International    4,160,191.871     6.7%
International Portfolio,                    P.O. Box 179
Class A                                     Cincinnati, OH 45201-0179

Scudder Variable Series I:                  Destinations/ Farmers Fund          9,911,380.674     15.9%
International Portfolio,                    c/o Kilico
Class A                                     Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I:                  Charter National Life Ins. Co. --   4,943,501.921     7.9%
International Portfolio,                    Horizon
Class A                                     2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  Mutual Of America                   8,563,302.982     13.7%
International Portfolio,                    320 Park Avenue
Class A                                     New York, NY10022-6815

Scudder Variable Series I:                  Metlife Variable Ann. Acct. 5       97,482.894        6.1%
International Portfolio,                    4700 West Town Parkway
Class B                                     Des Moines, IA 50266

Scudder Variable Series I:                  The Manufactures Life Ins. Co.      324,777.315       20.4%
International Portfolio,                    (USA)
Class B                                     500 Boylston Street, Ste. 400
                                            Boston, MA 02116-3740

Scudder Variable Series I:                  Metlife Inv. Variable Ann.          1,100,652.857     69.2%
International Portfolio,                    Acct. 1
Class B                                     4700 West Town Parkway
                                            Des Moines, IA 50266

Scudder Variable Series I:                  Charter National Life Ins. Co. --   47,215,526.300    51.5%
Money Market Portfolio,                     Horizon
Class A                                     2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  United Life & Annuities             6,155,862.980     6.7%
Money Market Portfolio,                     5780 Powers Ferry Road
Class A                                     Treasury Department, 4th Floor
                                            Atlanta, GA 30327-4347

Scudder Variable Series I:                  Union Cen. Individual Money Market  17,070,928.840    18.6%
Money Market Portfolio,                     P.O. Box 179
Class A                                     Cincinnati, OH 45201-0179

       Fund Name And Class                      Owner                             # of shares       %
       -------------------                      -----                             -----------       -
Scudder Variable Series I:                  Charter National Life Ins. Co. --     846,747.510       9.2%
21st Century Growth Portfolio,              Horizon
Class A                                     2940 S 84th Street
                                            Lincoln, NE 68506-4142

Scudder Variable Series I:                  Allmerica Life Ins. Co.               1,989,344.577     21.7%
21st Century Growth Portfolio,              440 Lincoln Street
Class A                                     Worcester, MA 01653-0002

Scudder Variable Series I:                  Destinations/ Farmers Fund            5,729,285.643     62.4%
21st Century Growth Portfolio,              c/o Kilico
Class A                                     Windy Point II
                                            1600 McConnor Parkway
                                            Schaumburg, IL 60196-6800

Scudder Variable Series I:                  The Manufactures Life Ins. Co. (USA)  222,976.903       100.0%
21st Century Growth Portfolio,              500 Boylston Street, Ste. 400
Class B                                     Boston, MA 02116-3740


                           SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios' independent public accountants. Each report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.


Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund's underwriter, Scudder Distributors, Inc., at 1-800-778-1482 or write Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.


                                FUND ORGANIZATION

General

The Portfolios are portfolios of Scudder Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers nine portfolios: Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, 21st Century Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market Portfolio, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio's Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios' Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.


Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.


Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.


The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market Portfolio would be voted upon only by shareholders of Money Market Portfolio. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

                             ADDITIONAL INFORMATION

The CUSIP number of Money Market Portfolio is 81123R 10 2.

The CUSIP number of Bond Portfolio Class A shares is 81123R 20 1.

The CUSIP number of Bond Portfolio Class B shares is 81123R 83 9.

The CUSIP number of Balanced Portfolio Class A shares is 81123R 40 9.

The CUSIP number of Balanced Portfolio Class B shares is 81123R 81 3.

The CUSIP number of Growth and Income Portfolio Class A shares is 81123R 30 0.

The CUSIP number of Growth and Income Portfolio Class B shares is 81123R 85 4.

The CUSIP number of Capital Growth Portfolio Class A shares is 81123R 77 1.

The CUSIP number of Capital Growth Portfolio Class B shares is 81123R 82 1.

The CUSIP number of 21st Century Growth Portfolio Class A shares is 81123R 74 8.

The CUSIP number of 21st Century Growth Portfolio Class B shares is 81123R 73 0.

The CUSIP number of Global Discovery Portfolio Class A shares is 81123R 84 7.

The CUSIP number of Global Discovery Portfolio Class B shares is 81123R 78 9.

The CUSIP number of International Portfolio Class A shares is 81123R 50 8.

The CUSIP number of International Portfolio Class B shares is 81123R 79 7.

The CUSIP number of Health Sciences Portfolio Class A shares is 81123R 72 2.

The CUSIP number of Health Sciences Portfolio Class B shares is 81123R 71 4.

Each Portfolio has a December 31 fiscal year end.

The name "Scudder Variable Series I" is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.


Each Portfolio, through its combined Prospectus and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.


The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements of Scudder Variable Series I are comprised of the following:

        Money Market Portfolio
        Balanced Portfolio
        Bond Portfolio
        Growth and Income Portfolio
        Capital Growth Portfolio
        21st Century Growth Portfolio
        Global Discovery Portfolio
        International Portfolio
        Health Sciences Portfolio

The financial statements, including the investment portfolios of Scudder Variable Series I, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2002, and are hereby deemed to be part of this Statement of Additional Information.

                                    APPENDIX

Description of Bond Ratings

Moody's Investors Service, Inc.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Corporation

AAA: Bonds rated AAA are highest-grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB and B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Description of Commercial Paper Ratings

Moody's Investors Service, Inc.

P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

Standard & Poor's Corporation

A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. The A-1 designation indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

                            SCUDDER VARIABLE SERIES I

                            PART C. OTHER INFORMATION

Item 23.          Exhibits
--------          --------
                    (a)         (1)        Declaration of Trust of the Registrant dated March 15, 1985.
                                           (Previously filed as Exhibit 1(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (2)        Amendment to the Declaration of Trust dated March 10, 1988.
                                           (Previously filed as Exhibit 1(b) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (2)(a)     Amended and Restated Declaration of Trust dated October 24, 1997 is incorporated by reference to Post-Effective Amendment No. 27 to the
                                           Registration Statement filed on April 30, 1999.

                                (3)        Establishment and Designation of Series of Shares of Beneficial Interest,
                                           without Par Value.
                                           (Previously filed as Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (4)        Establishment and Designation of Series of Beneficial Interest, without
                                           Par Value dated February 9, 1996.
                                           (Previously filed as Exhibit 1(e)(1) to Post-Effective Amendment No. 22 to
                                           this Registration Statement.)

                                (5)        Amended Establishment and Designation of Series of Shares of Beneficial
                                           Interest, without Par Value dated April 15, 1988.
                                           (Previously filed as Exhibit 1(f) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (6)        Redesignation of Series.
                                           (Previously filed as Exhibit 1(g) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (7)        Abolition of Series.
                                           (Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (8)        Amended Establishment and Designation of Series of Shares of Beneficial
                                           Interest, without Par Value, with respect to the Growth and Income
                                           Portfolio dated February 11, 1994.
                                           (Previously filed as Exhibit 1(i) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (9)        Certificate of Amendment of Declaration of Trust, with respect to name change to Scudder Variable Series I is incorporated by reference to
                                           Post-Effective Amendment No. 32 to the Registration Statement.

                                (10)       Amended and Restated Establishment and Designation of Series of Shares of
                                           Beneficial Interest, without Par Value, dated February 22, 2001.
                                           (Previously filed as Exhibit (a)(10) to Post-Effective Amendment No. 31 to
                                           the Registration Statement.)

                                       2

                                (11)       Establishment and Designation of Classes of Shares of Beneficial Interest,
                                           $.01 Par Value, on behalf of Health Sciences Portfolio, dated January 9,
                                           2002 is filed herein.

                          (b)   (1)        By-Laws of the Registrant dated March 15, 1985.
                                           (Previously filed as Exhibit 2(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (2)        Amendment to the By-Laws of the Registrant dated November 13, 1991.
                                           (Previously filed as Exhibit 2(b) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (3)        Amendment to the By-Laws of the Registrant dated November 9, 2000 is incorporated by reference to Post-Effective Amendment No. 30 to the
                                           Registration Statement filed on February 16, 2001.

                                (4)        Amendment to the By-Laws of the Registrant dated December 10, 2002 is filed herein.

                          (c)              Inapplicable.

                          (d)   (1)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Money Market
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                                (2)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Bond Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the
                                           Registration Statement filed on April 30, 2002.

                                (3)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Balanced Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the
                                           Registration Statement filed on April 30, 2002.

                                (4)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Growth and Income
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                                (5)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Capital Growth
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                                (6)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the 21st Century
                                           Growth Portfolio is incorporated by reference to Post-Effective Amendment
                                           No. 33 to the Registration Statement filed on April 30, 2002.

                                (7)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Global Discovery
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                                       3

                                (8)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the International
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                                (9)        Investment Management Agreement between the Registrant and Deutsche
                                           Investment Management Americas Inc. with respect to the Health Sciences
                                           Portfolio is incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 2002.

                          (e)   (1)        Underwriting Agreement between the Registrant and Scudder Investor
                                           Services, Inc., is incorporated by reference to Post-Effective Amendment
                                           No. 33 to the Registration Statement as filed on April 30, 2002.

                                (2)        Underwriting Agreement between the Registrant and Scudder Distributors,
                                           Inc. dated September 30, 2002 is filed herein.

                                (3)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Participating Insurance Companies.
                                           (Previously filed as Exhibit 6(b) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (4)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Carillon Investments, Inc. dated February 18, 1992.
                                           (Previously filed as Exhibit 6(c) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (5)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and Aetna Life Insurance and Annuity Company dated April
                                           27, 1992.
                                           (Previously filed as Exhibit 6(d) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (6)        Participating Contract and Policy Agreement between Scudder Investor
                                           Services, Inc. and PNMR Securities, Inc. dated December 1, 1992.
                                           (Previously filed as Exhibit 6(e) to Post-Effective Amendment No. 23 to the Registration Statement.)

                          (f)              Inapplicable.

                          (g)   (1)        Custodian Contract between the Registrant and State Street Bank and Trust
                                           Company.
                                           (Previously filed as Exhibit 8(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (2)        Amendment to Custodian Contract between the Registrant and State Street
                                           Bank and Trust Company. (Previously filed as Exhibit (g)(2) to
                                           Post-Effective Amendment No. 30 to the Registration Statement.)

                                (3)        Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                           Co. dated April 29, 1996.
                                           (Previously filed as Exhibit 8(a)(2) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (4)        Fee schedule for Exhibit (g)(2).
                                           (Previously filed as Exhibit 8(b)(1) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                       4

                                (5)        Revised Fee Schedule for Exhibit (g)(2) is incorporated by reference to
                                           Post-Effective Amendment No. 30 to the Registration Statement.

                          (h)   (1)        Transfer, Dividend Disbursing and Plan Agency Agreement between the
                                           Registrant and State Street Bank and Trust Company dated July 12, 1985.
                                           (Previously filed as Exhibit 9(a)(1) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (2)        Fee schedule for Exhibit (h)(1).
                                           (Previously filed as Exhibit 9(a)(2)(i) to Post-Effective Amendment No. 23
                                           to the Registration Statement.)

                                (3)        Transfer Agency and Service Agreement between the Registrant and Scudder
                                           Service Corporation dated April 6, 1992.
                                           (Previously filed as Exhibit 9(a)(3) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (4)        Amendment to Participation Agreement between the Registrant and Charter
                                           National Life Insurance Company dated June 30, 1991.
                                           (Previously filed as Exhibit 9(c)(4) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (5)        Participation Agreement between the Registrant and The Union Central Life
                                           Insurance Company dated February 18, 1992.
                                           (Previously filed as Exhibit 9(c)(5) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (6)        Participation Agreement between the Registrant and AEtna Life Insurance and Annuity Company dated April 27, 1992.
                                           (Previously filed as Exhibit 9(c)(6) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (7)        Participation Agreement between the Registrant and Safeco Life Insurance
                                           Companies dated December 31, 1992.
                                           (Previously filed as Exhibit 9(c)(7) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (8)        First Amendment to the Fund Participation Agreement between AEtna Life
                                           Insurance and Annuity Company and the Fund dated February 19, 1993.
                                           (Previously filed as Exhibit 9(c)(10) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (9)        Second Amendment to the Fund Participation Agreement between AEtna Life
                                           Insurance and Annuity Company and the Fund dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(11) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (10)       First Amendment to the Participation Agreement between Mutual of America
                                           Life Insurance Company, The American Life Insurance Company of New York
                                           and the Fund dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(12) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                (11)       First Amendment to the Participation Agreement between The Union Central
                                           Life Insurance Company and the Fund dated September 30, 1993.
                                           (Previously filed as Exhibit 9(c)(13) to Post-Effective Amendment No. 23 to the Registration Statement.)

                                       5

                                (12)       Participation Agreement between the Registrant and American Life Assurance
                                           Corporation dated May 3, 1993.
                                           (Previously filed as Exhibit 9(c)(14) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (13)       Participation Agreement between the Registrant and AUSA Life Insurance
                                           Company, Inc. dated October 21, 1993.
                                           (Previously filed as Exhibit 9(c)(15) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (14)       Participation Agreement between the Registrant and Banner Life Insurance
                                           Company dated January 18, 1995.
                                           (Previously filed as Exhibit 9(c)(17) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (15)       Participation Agreement between the Registrant and Fortis Benefits
                                           Insurance Company dated June 1, 1994.
                                           (Previously filed as Exhibit 9(c)(18) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (16)       Participation Agreement between the Registrant and Lincoln Benefit Life
                                           Company dated December 30, 1993.
                                           (Previously filed as Exhibit 9(c)(19) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (17)       Participation Agreement between the Registrant and Charter National Life
                                           Insurance Company dated September 3, 1993.
                                           (Previously filed as Exhibit 9(c)(20)to Post-Effective Amendment No. 16 to
                                           this Registration Statement.)

                                (18)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1988.
                                           (Previously filed as Exhibit 9(c)(21) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (19)       First Amendment to Participation Agreement between the Registrant and
                                           Mutual of America Life Insurance Company dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(22) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (20)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1988.
                                           (Previously filed as Exhibit 9(c)(23) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (21)       First Amendment to Participation Agreement between the Registrant and
                                           Mutual of America Life Insurance Company dated August 13, 1993.
                                           (Previously filed as Exhibit 9(c)(24) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (22)       Participation Agreement between the Registrant and Mutual of America Life
                                           Insurance Company dated December 30, 1993.
                                           (Previously filed as Exhibit 9(c)(25) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (23)       Participation Agreement between the Registrant and Paragon Life Insurance
                                           Company dated April 30, 1993.
                                           (Previously filed as Exhibit 9(c)(26) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                       6

                                (24)       Participation Agreement between the Registrant and Provident Mutual Life
                                           Insurance Company of Philadelphia dated July 21, 1993.
                                           (Previously filed as Exhibit 9(c)(27) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (25)       Participation Agreement between the Registrant and United of Omaha Life
                                           Insurance Company dated May 15, 1994.
                                           (Previously filed as Exhibit 9(c)(28) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (26)       First Amendment to the Participation Agreement between the Registrant and
                                           United of Omaha Life Insurance Company dated January 23, 1995.
                                           (Previously filed as Exhibit 9(c)(29) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (27)       Participation Agreement between the Registrant and USAA Life Insurance
                                           Company dated February 3, 1995.
                                           (Previously filed as Exhibit 9(c)(30) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (28)       Amendment to the Participation Agreement, the Reimbursement Agreement and
                                           the Participating Contract and Policy Agreement dated February 3, 1995.
                                           (Previously filed as Exhibit 9(c)(31) to Post-Effective Amendment No. 16 to this Registration Statement.)

                                (29)       Accounting Services Agreement between the Registrant and Scudder Fund
                                           Distributors, Inc. dated August 1, 1989.
                                           (Previously filed as Exhibit 9(d)(1) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (30)       Fund Accounting Services Agreement between the Registrant, on behalf of the Money Market Portfolio, and Scudder Fund Accounting Corporation dated
                                           October 1, 1994.
                                           (Previously filed as Exhibit 9(e)(1) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (31)       Fund Accounting Services Agreement between the Registrant, on behalf of the Bond Portfolio, and Scudder Fund Accounting Corporation dated October
                                           1, 1994.
                                           (Previously filed as Exhibit 9(e)(2) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (32)       Fund Accounting Services Agreement between the Registrant, on behalf of the Balanced Portfolio, and Scudder Fund Accounting Corporation dated
                                           October 1, 1994.
                                           (Previously filed as Exhibit 9(e)(3) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (33)       Fund Accounting Services Agreement between the Registrant, on behalf of the Growth and Income Portfolio, and Scudder Fund Accounting Corporation
                                           dated October 1, 1994.
                                           (Previously filed as Exhibit 9(e)(4) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (34)       Fund Accounting Services Agreement between the Registrant, on behalf of the Capital Growth Portfolio, and Scudder Fund Accounting Corporation
                                           dated October 1, 1994.
                                           (Previously filed as Exhibit 9(e)(5) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                       7

                                (35)       Fund Accounting Services Agreement between the Registrant, on behalf of the International Portfolio, and Scudder Fund Accounting Corporation dated
                                           October 1, 1994.
                                           (Previously filed as Exhibit 9(e)(6) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (36)       Fund Accounting Services Agreement between the Registrant, on behalf of the Global Discovery Portfolio, and Scudder Fund Accounting Corporation
                                           dated May 1, 1996.
                                           (Previously filed as Exhibit 9(e)(7) to Post-Effective Amendment No. 23 to
                                           the Registration Statement.)

                                (37)       Fund Accounting Services Agreement between the Registrant, on behalf of the Small Company Growth  Portfolio, and Scudder Fund Accounting
                                           Corporation dated May 1, 1999.
                                           (Incorporated by reference to Post-Effective Amendment No. 29 to the
                                           Registration Statement.)

                                (38)       Fund Accounting Services Agreement between the Registrant, on behalf of the Large Company Growth Portfolio, and Scudder Fund Accounting
                                           Corporation dated May 1, 1999.
                                           (Incorporated by reference to Post-Effective Amendment No. 29 to the
                                           Registration Statement.)

                                (39)       Fund Accounting Services Agreement between the Registrant, on behalf of
                                           Health Sciences Portfolio, and Scudder Fund Accounting Corporation dated
                                           May 1, 2001 is filed herein.

                          (i)              Opinion and Consent of Counsel is incorporated by reference to
                                           Post-Effective Amendment No. 34 to the Registration Statement.

                          (j)              Consent of Independent Accountants is filed herein.

                          (k)              Inapplicable.

                          (l)              Inapplicable.

                          (m)              Master Distribution Plan for Class B shares pursuant to Rule 12b-1 dated
                                           February 9, 1996.
                                           (Previously filed as Exhibit 15(a) to Post-Effective Amendment No. 23 to the Registration Statement.)

                          (n)   (1)        Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.
                                           (Previously filed as Exhibit (o) to Post-Effective Amendment No. 28 to the
                                           Registration Statement.)

                                (2)        Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment
                                           Company Act of 1940.  (Previously filed as Exhibit (n)(2) to
                                           Post-Effective Amendment No. 31 to the Registration Statement.)

                                (3)        Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended March 1, 2002 is filed herein.

                                (4)        Master Distribution Plan for Class B shares pursuant to Rule 12b-1, as amended September 30, 2002 is filed herein.

                                       8

                          (p)   (1)        Code of Ethics of Scudder Funds, dated April 5, 2002 is filed herein.

                                (2)        Code of Ethics of Deutsche Asset Management dated September 30, 2002 is filed herein.


Item 24.          Persons Controlled by or under Common Control with Registrant
--------          -------------------------------------------------------------

                  Inapplicable.

Item 25.          Indemnification.
--------          ----------------

                  A policy of insurance covering the Advisor, its subsidiaries including Scudder Distributors6, Inc., and all of the registered investment companies advised by the Advisor insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                           Article IV, Sections 4.1 - 4.3 of Registrant's Declaration of Trust provide as follows:

                           Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. No Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any Person, other than to the Fund or its Shareholders, in connection with Fund Property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability of the Fund, he shall not, on account thereof, be held to any personal liability. The Fund shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 4.l shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Fund to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                           Section 4.2. Non-Liability of Trustees, etc. No Trustee, officer, employee or agent of the Fund shall be liable to the Fund, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                           Section 4.3 Mandatory
                           Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                                    (i)      every person who is, or has been, a
                                             Trustee or officer of the Fund
                                             shall be indemnified by the Fund to
                                             the fullest extent permitted by law
                                             against all liability and against
                                             all expenses reasonably incurred or
                                             paid by him in connection with any
                                             claim, action, suit or proceeding
                                             in which he becomes involved as a
                                             party or otherwise by virtue of his
                                             being or having been a Trustee or
                                             officer and against amounts paid or
                                             incurred by him in the settlement
                                             thereof;

                                    (ii)     the words "claim," "action,"
                                             "suit," or "proceeding" shall apply
                                             to all claims, actions, suits or
                                             proceedings (civil, criminal, or
                                             other, including appeals), actual
                                             or threatened; and the words
                                             "liability" and "expenses" shall
                                             include, without limitation,
                                             attorneys' fees, costs, judgments,
                                             amounts paid in settlement, fines,
                                             penalties and other liabilities.

                           (b) No indemnification shall be provided hereunder to a Trustee or officer:

                                    (i)      against any liability to the Fund
                                             or the Shareholders by reason of
                                             willful misfeasance, bad faith,
                                             gross negligence or reckless
                                             disregard of the duties involved in
                                             the conduct of his office;

                                    (ii)     with respect to any matter as to
                                             which he shall have been finally
                                             adjudicated not to have acted in
                                             good faith in the reasonable belief
                                             that his action was in the best
                                             interest of the Fund;

                                    (iii)    in the event of a settlement or
                                             other disposition not involving a
                                             final adjudication as provided in
                                             paragraph (b)(i) resulting in a
                                             payment by a Trustee or officer,
                                             unless there has been a
                                             determination that such Trustee or
                                             officer did not engage in willful
                                             misfeasance, bad faith, gross
                                             negligence or reckless disregard of
                                             the duties involved in the conduct
                                             of his office;

                                                (A)         by the court or
                                                            other body approving
                                                            the settlement or
                                                            other disposition;
                                                            or

                                                (B)         based upon a review
                                                            of readily available
                                                            facts (as opposed to
                                                            a full trial-type
                                                            inquiry) by (x) vote
                                                            of a majority of the
                                                            Disinterested
                                                            Trustees acting on
                                                            the matter (provided
                                                            that a majority of
                                                            the Disinterested
                                                            Trustees then in
                                                            office act on the
                                                            matter) or (y)
                                                            written opinion of
                                                            independent legal
                                                            counsel.

                           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Fund other than Trustees and officers may be entitled by contract or otherwise under law.

                           (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
                                    Section 4.3, provided that either:

                                    (i)      such undertaking is secured by a
                                             surety bond or some other
                                             appropriate security provided by
                                             the recipient, or the Fund shall be
                                             insured against losses arising out
                                             of any such advances; or

                                    (ii)     a majority of the Disinterested
                                             Trustees acting on the matter
                                             (provided that a majority of the
                                             Disinterested Trustees act on the
                                             matter) or an independent legal
                                             counsel in a written opinion shall
                                             determine, based upon a review of
                                             readily available facts (as opposed
                                             to a full trial-type inquiry), that
                                             there is reason to believe that the
                                             recipient ultimately will be found
                                             entitled to indemnification.

                           As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Advisor
--------          ---------------------------------------------------

                  Deutsche Investment Management Americas has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.


Name                  Business and Other Connections of Board of Directors of Registrant's Advisor
----                  ----------------------------------------------------------------------------
Thomas F. Eggers*               Deutsche Investment Management Americas Inc., President and CEO

Deborah Flickinger**            Deutsche Investment Management Americas Inc., Director

Thomas Hughes**                 Deutsche Investment Management Americas Inc., Chairman and Director

William Shiebler**              Deutsche Investment Management Americas Inc., Director

Philipp von Girsewald***        Deutsche Investment Management Americas Inc., Director

*             345 Park Avenue, New York, NY
**            280 Park Avenue, New York, NY
***           Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters
--------          ----------------------

                  (a)

                  Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------
         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum              Chief Executive Officer, President       None
         345 Park Avenue               and Director
         New York, NY  10154

                                       11

                      (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Scott B. David                Vice President and Director              None
         Two International Place
         Boston, MA  02110-4103

         John W. Edwards, Jr.          Chief Financial Officer and Treasurer    None
         345 Park Avenue
         New York, NY  10054

         C. Perry Moore                Chief Operating Officer and Vice         None
         222 South Riverside Plaza     President
         Chicago, IL  60606

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief                 None
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         David Edlin                   Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy             Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Philip J. Collora             Assistant Secretary                      None
         222 South Riverside Plaza
         Chicago, IL  60606

Item 28.          Location of Accounts and Records.
--------          ---------------------------------

                  Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Advisor, Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy, Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts 02110-4103, or DST Systems, Inc., the sub-transfer agent at 127 West 10th Street, Kansas City, Missouri 64105.


Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 28th day of April, 2003.

                                              SCUDDER VARIABLE SERIES I

                                              By:      /s/ Richard T. Hale
                                                       --------------------

                                                       Richard T. Hale
                                                       President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                TITLE                                      DATE
---------                                -----                                      ----
/s/ Richard T. Hale
--------------------------------------
Richard T. Hale                          President (Chief Executive Officer),       April 28, 2003
                                         Chairman and Director

/s/ Charles A. Rizzo
--------------------------------------
Charles A. Rizzo                         Treasurer (Chief Financial Officer)        April 28, 2003

/s/ Henry P. Becton, Jr.
--------------------------------------
Henry P. Becton, Jr.*                    Director                                   April 28, 2003

/s/Dawn-Marie Driscoll
--------------------------------------
Dawn-Marie Driscoll*                     Director                                   April 28, 2003

/s/ Keith R. Fox
--------------------------------------
Keith R. Fox*                            Director                                   April 28, 2003

/s/ Louis E. Levy
--------------------------------------
Louis E. Levy*                           Director                                   April 28, 2003

/s/ Jean Gleason Stromberg
--------------------------------------
Jean Gleason Stromberg *                 Director                                   April 28, 2003

/s/ Jean C. Tempel
--------------------------------------
Jean C. Tempel*                          Director                                   April 28, 2003

/s/ Carl W. Vogt
--------------------------------------
Carl W. Vogt*                            Director                                   April 28, 2003





*By:     /s/ Caroline Pearson
         ----------------------
         Caroline Pearson**
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney filed on April 27, 2001 as part of Post-Effective Amendments No. 31 and No. 34.

                                                                File No. 2-96461
                                                               File No. 811-4257



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A



                         POST-EFFECTIVE AMENDMENT NO. 35

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 39

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                            SCUDDER VARIABLE SERIES I

                            SCUDDER VARIABLE SERIES I


                                  EXHIBIT INDEX


                                     (a)(11)
                                     (b)(4)
                                     (e)(2)
                                     (h)(39)
                                       (j)
                                     (n)(3)
                                     (n)(4)
                                     (p)(1)
                                     (p)(2)